As filed with the Securities and Exchange Commission on May 22, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             1014a-6(e)(2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


 ..............................CAPITAL TRUST, INC. .............................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)      Title of each class of securities to which transaction applies:
               ______
       2)      Aggregate number of securities to which transaction applies:
               ______
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
               Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
       4)      Proposed maximum aggregate value of transaction: ______
       5)      Total fee paid: ______
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid: ______
       2) Form, Schedule or Registration Statement No.: ______
       3) Filing Party: ______
       4) Date Filed: ______






936236.11

                               CAPITAL TRUST, INC.
                                605 Third Avenue
                                   26th Floor
                            New York, New York 10016

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 21, 2000

To our Shareholders:

         We hereby notify you that we are holding a special meeting of shareholders at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, on June 21, 2000 at 10:00 a.m., New York City time, for the following purposes:

              (1) To consider and vote upon a proposal to approve and ratify the warrant transaction pursuant to which additional warrants may be issued for ultimate ownership by one or more affiliates of Citigroup Investments Inc., as described more fully in the attached proxy statement.

              (2) To consider and act upon such other business and matters or proposals as may properly come before the special meeting.

         You can vote your shares of class A common stock and class A preferred stock if our records show that you owned the shares on May 18, 2000, the record date for the meeting.

                                            By Order of the Board of Directors

                                            Samuel Zell
                                            Chairman of the Board


DATE:  May 22, 2000

         To assure your representation at the shareholders meeting, please vote. Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. We have enclosed a return envelope for that purpose, which requires no postage if mailed in the United States. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of approval and ratification of the warrant transaction. If you fail to return your card, your vote will not be counted, unless you attend the meeting and vote in person.

                               CAPITAL TRUST, INC.
                  --------------------------------------------

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 21, 2000
                 -----------------------------------------------

                                  INTRODUCTION

     We are asking you to approve and ratify the warrant transaction, as described below. We have scheduled a special meeting of shareholders to vote on the approval and ratification of the warrant transaction which is fully described commencing on page 11. The date, time and place of the meeting is:

     Date:        June 21, 2000
     Time:        10:00 a.m. New York City time
     Place:       The Penn Club of New York,
                  30 West 44th Street,
                  New York, New York 10036

     The record date for shareholders entitled to notice of and to vote at the special meeting is May 18, 2000. If you were a shareholder at that time, you may vote at the meeting.

     We are sending you this proxy statement prepared by management for our board of directors to solicit your vote in favor of approval and ratification of the warrant transaction. The warrant transaction is governed by our recently signed venture agreement with affiliates of Citigroup Investments Inc. ("Citigroup") pursuant to which we have begun our new investment management business with Citigroup as our strategic partner. As explained later on page 11, the rules of the New York Stock Exchange, or NYSE, require our shareholders to approve and ratify the issuance of the warrants for ultimate ownership by Citigroup in connection with the warrant transaction. If the warrant transaction is approved and ratified, we will be able to issue additional warrants for ultimate ownership by Citigroup pursuant to a formula contained in the venture agreement which is outlined later in this proxy statement.

     See Risk Factors section beginning on page 6 for certain information that should be considered by shareholders regarding the warrant transaction and our new investment management business.

     Members of management, entities controlled by certain of them and an entity owned by a trust for the benefit of the family of one member, as well as other shareholders associated with management, who own 9,443,531 shares of class A common stock in total, or approximately 40.6% of the voting shares outstanding, have agreed to vote in favor of the warrant transaction.

     Our board of directors has unanimously approved the strategic venture with Citigroup, and believes that the transactions governed by the venture agreement, including the warrant transaction, are in our company's best interest. Our board of directors unanimously recommends a vote in favor of approval and ratification of the warrant transaction.

     This proxy statement is dated May 22, 2000 and was first mailed to our shareholders on or about May 22, 2000.

                      (This page intentionally left blank.)

                                TABLE OF CONTENTS

                                                                          PAGE

FORWARD-LOOKING STATEMENTS..................................................iv

SUMMARY......................................................................1
     The Company.............................................................1
     The Strategic Venture...................................................1
     Reasons for the Venture.................................................1
     The Warrant Transaction.................................................2
     Opinion of Morgan Stanley & Co. Incorporated............................2
     Recommendation of our Board of Directors................................2
     Voting Agreement of Management and Associates...........................2
     No Appraisal Rights.....................................................3

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.....................4

RISK FACTORS.................................................................6
     Risk Factors Relating to the Warrant Transaction........................6
     Risk Factors Relating to our New Investment Management Business.........6

BUSINESS.....................................................................9
     General.................................................................9
     The Strategic Venture...................................................9

THE WARRANT TRANSACTION.....................................................11
     General................................................................11
     Background of the Venture Agreement and Warrant Transaction............12
     Reasons for the Venture Agreement......................................14
     Opinion of Morgan Stanley & Co. Incorporated...........................15

THE VENTURE AGREEMENT.......................................................18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............23

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING...............................26

WHERE YOU CAN FIND MORE INFORMATION.........................................26

ANNEX A       --   Venture Agreement
ANNEX B      --   Morgan Stanley & Co. Incorporated Fairness Opinion

                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains statements that plan for or anticipate the future. Forward-looking statements include statements about the future of our new investment management business we have begun with Citigroup under the terms of the venture agreement, statements about our future business plans and strategies, and most other statements that are not historical in nature. When used in this proxy statement, the words "anticipate," "plan," "intend," "believe," "estimate," and the like are generally considered forward-looking. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied. For example, a few of the uncertainties that could affect the ultimate accuracy of the forward-looking statements, besides the specific factors identified in the Risk Factors section on page 6, include:

     o   changes in the real estate market;

     o   changes in real estate capital markets;

     o   changes in our business strategies; and

     o   fluctuations in prevailing interest rates and credit spreads.

                                     SUMMARY

     This summary highlights selected information contained in this document and may not contain all of the information that is important to you. To better understand the venture agreement and the warrant transaction, and for a more complete description of such subjects, you should read carefully this entire document.

     The Company                       real estate financial assets for
                                       third party investment funds. We
     We are an investment management   intend to invest in these funds, to
and real estate finance company        continue to aggressively manage our
designed to take advantage of          existing investment portfolio, and to
high-yielding lending and investment   selectively add investments to our
opportunities in commercial real       portfolio that do not conflict with
estate and related assets. We make     our role as exclusive investment
investments, for our own portfolio     manager to the Mezzanine Funds.
and as an investment manager for
funds managed by us, in various types       Reasons for the Venture
of income-producing commercial real
estate and related assets. Our              We believe our strategic venture
current investment program emphasizes  with Citigroup positions us to senior and junior commercial mortgage  increase shareholder value for a
loans, certificated mezzanine          number of reasons, including the
investments, direct equity             following:
investments and subordinated
interests in commercial                o the strategic venture provides
mortgage-backed securities. We also      us with the building blocks to create
provide real estate advisory and         a scalable platform for high quality
asset management services.               earnings growth whereby we are paid
                                         for our expertise, not just our
     Our principal executive offices     capital;
are located at:
                                       o the strategic venture provides
     Capital Trust, Inc.                 us with up to $400 million of private
     605 Third Avenue,                   capital from Citigroup to deploy into
     26th Floor,                         the Mezzanine Funds;
     New York, New York 10016
                                       o the strategic venture provides
      The Strategic Venture              us with access to third party equity
                                         investors through Citigroup's
      On March 8, 2000, we entered       worldwide franchise; and
 into a strategic venture with
 Citigroup, pursuant to which, among   o the strategic venture provides
 other things, affiliates of the         us with substantially improved
 parties will co-sponsor, commit to      operating leverage allowing us to
 invest capital in and manage a series   increase earnings and to increase
 of high-yield commercial real estate    return on equity without otherwise
 mezzanine investment funds. These       incurring substantial portfolio risk.
 funds will be referred to in this
 proxy statement as "Mezzanine Funds".
 This venture, which is governed by
 the venture agreement, represents a
 new strategic direction as we
 transition from primarily a balance
 sheet lender to primarily an
 investment management firm engaged in
 originating, structuring and managing
 high-yield

     The Warrant Transaction                 Opinion of Morgan Stanley & Co.
                                                    Incorporated
     On March 8, 2000, we issued an
initial warrant to purchase 4,250,000        In connection with the venture
shares of our class A common stock at   agreement, our board of directors
$5.00 per share which was ultimately    received a written opinion from
transferred to an affiliate of          Morgan Stanley & Co. Incorporated as
Citigroup in accordance with the        to the fairness, from a financial
terms of the venture agreement. We      point of view, to the company of the
have also agreed, subject to            consideration given in the
shareholder approval, to issue          transactions relating to the
additional warrants to purchase up to   strategic venture with Citigroup and
5,250,000 shares of our class A         the modification of our outstanding
common stock at $5.00 per share for     convertible trust preferred
ultimate ownership by Citigroup in      securities. The full text of Morgan
accordance with the formula for their   Stanley's written opinion, dated
issuance contained in the venture       March 8, 2000, is attached to the
agreement.                              back of this proxy statement as Annex
                                        B, and should be read carefully in
     The issuance of the additional     its entirety for a description of the
warrants will terminate the             assumptions made, matters considered
contingent cash rights that we          and the limitations on the review
granted to Citigroup concurrently       undertaken.
with the signing of the venture
agreement. The contingent cash               Recommendation of our Board of
rights, which in the absence of         Directors
shareholder approval are meant to
provide Citigroup with value                 Our board of directors has
equivalent to any warrants that         unanimously approved the strategic
otherwise would have been issued to     venture, and believes that the
Citigroup, entitle Citigroup to         transactions governed by the venture
receive cash from us in an amount       agreement, including the warrant
equal to the excess of the trading      transaction, are in our company's
price of our class A common stock       best interest. Our board of directors
over $5.00 for each right exercised.    unanimously recommends a vote in
                                        favor of approval and ratification of
     We agreed in the venture           the warrant transaction.
agreement to seek shareholder
approval of the warrant transaction.        Voting Agreement of Management
Shareholder approval would:                        and Associates

o eliminate a potentially large              Our vice chairmen, John R. Klopp
  contingent cash payment obligation    and Craig M. Hatkoff, entities
  should our share price increase       controlled by them and an entity
  significantly;                        owned by a trust for the benefit of
                                        the family of our chairman of the
o further align Citigroup with          board, Samuel Zell, as well as other
  our shareholders because increases in shareholders controlled by certain shareholder value would inure to them directors or associated with Mr.
  in the same manner; Citigroup would   Zell, who own 9,443,531 shares of
  profit from its interest in the       class A common stock in total, or
  company through the trading market    approximately 40.6% of the voting
  and not pursuant to the exercise of   shares outstanding, have entered into
  contingent cash rights which would    separate voting agreements agreeing
  transfer equity in the company from   to vote in favor of the warrant
  all shareholders to Citigroup.        transaction.

     No Appraisal Rights

     Maryland corporate law does not
provide for any dissenters' rights to
elect to have the fair value of your
shares judicially appraised and paid
to you in cash in connection with the
warrant transaction.

            GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

     In this section of the proxy statement, we answer some common questions regarding the special shareholders meeting and the voting of shares at the meeting.

Where and when will the special          return their proxy cards or attend the
meeting be held?                         meeting. A majority of the shares of
                                         class A common stock and class A
     The date, time and place of the     preferred stock entitled to vote at
meeting is:                              the meeting present in person or by
                                         proxy will constitute a quorum. If you
o    June 21, 2000                       sign and return your proxy card, your
o    10:00 a.m. (New York City time)     shares will be counted to determine
o    The Penn Club of New York,          whether we have a quorum even if you
     30 West 44th Street,                abstain or fail to vote as indicated
     New York, New York 10036            on the proxy card.

     Why did you send me this proxy           The warrant transaction is a
statement?                               non-routine matter. As a result, if
                                         your shares are held in the name of a
     We sent you this proxy statement    nominee, and you do not tell the
and the enclosed proxy card because      nominee by June 20, 2000 how to vote
our board of directors is asking for     your shares, the nominee cannot vote
your proxy to vote at the special        them (giving rise to what is known as
meeting. This proxy statement            a broker non-vote) but if the nominee
summarizes the information you need to   signs and returns the proxy card, your
know to vote intelligently at the        shares will be counted as present to
meeting. But you don't have to attend    determine if a quorum exists.
in order to vote your shares. Instead,
you may simply complete, sign, and            If you abstain or your shares are
return the enclosed proxy card.          treated as broker non-votes, your
                                         abstention or the broker non-votes
     Who can vote?                       will have the effect of:

     You can vote your shares of class     o    a vote against the warrant
A common stock and class A preferred     transaction, unless holders of over
stock if our records show that you       50% of the 20,958,228 shares of class
owned the shares on May 18, 2000, the    A common stock and 2,277,585 shares of
record date for the special meeting. A   class A preferred stock, voting as a
total of 20,958,228 shares of our        single class, entitled to vote as of
class A common stock and 2,277,585       the record date cast votes, in which
shares of our class A preferred stock,   event neither your abstention nor your
voting as a single class, can vote at    broker non-votes will have any effect
the special meeting. You get one vote    on the result of the vote or on that
for each share of class A common stock   proposal.
or class A preferred stock that you
own. The enclosed proxy card shows the        What is the required vote for
number of shares you can vote.           approval?

How are votes counted?                        The warrant transaction will be
                                         approved and ratified in accordance
     We will hold the special meeting    with the applicable NYSE rule if the
if shareholders representing the         proposal receives in its favor a
required quorum of shares of stock       majority of the votes cast, provided
entitled to vote either sign and         that the total votes cast represent
                                         over 50% of the 20,958,228 shares of
                                         class A common stock and 2,277,585
                                         shares of class A preferred stock,
                                         voting as a single class, entitled to
                                         vote as of the record date.

How do I vote by proxy?                       What do I do if my shares are
                                         held in "street name"?
     Follow the instructions on the
enclosed proxy card to vote on the            If your shares are held in the
matter to be considered at the special   name of your broker, a bank, or other
meeting. Sign and date the proxy card    nominee, that party should give you
and mail it back to us in the enclosed   instructions for voting your shares.
envelope. The proxyholders named on
the proxy card will vote your shares     Who pays for this proxy
as you instruct. If you sign and         solicitation?
return the proxy card but do not vote
on the proposal, the proxyholders will        We do. In addition to sending you
vote for you on the proposal. Unless     these materials, some of our employees
you instruct otherwise, the              may contact you by telephone, by mail,
proxyholders will vote to approve and    or in person. None of these employees
ratify the warrant transaction.          will receive any extra compensation
                                         for doing this. We have retained
What if other matters come up at         MacKenzie Partners, Inc. to assist us
the special meeting?                     in soliciting your proxy for a fixed
                                         fee plus reasonable expenses.
     The warrant transaction described
in this proxy statement is the only
matter we now know of that will be
voted on at the special meeting. If
other matters are properly presented
at the meeting, the proxyholders will
vote your shares as they see fit.

Can I change my vote after I
return my proxy card?

     Yes. At any time before the vote
on a proposal, you can change your
vote either by giving us a written
notice revoking your proxy card or by
signing, dating, and returning to us a
new proxy card or by attending the
special meeting and voting your shares
in person. We will honor the proxy
card with the latest date.

     Proxy revocation notices or new
proxy cards should be sent to Capital
Trust, Inc. c/o American Stock
Transfer & Trust Company, 6201
Fifteenth Avenue, Brooklyn, New York
11219, Attention: Paula Caroppoli.

Can I vote in person at the
special meeting rather than by
completing the proxy card?

     Although we encourage you to
complete and return the proxy card to
ensure that your vote is counted, you
can attend the special meeting and
vote your shares in person.

                                  RISK FACTORS

     You should read the following risk factors carefully before voting your stock. The risks and uncertainties relating to the warrant transaction and our new investment management business are not the only ones you or we will face. If the risks discussed below relating to the new investment management business occur, we may fail to successfully develop and operate the new business which may cause a decline in the trading price of our class A common stock.

Risk Factors Relating to the Warrant Transaction

     If additional warrants are issued, shareholders will be subject to potential significant dilution of their ownership interest and reduction of voting power.

     If additional warrants exercisable for the maximum number of shares are issued and the initial warrant and additional warrants are exercised by Citigroup, the number of shares of our class A common stock outstanding after such exercise will increase significantly by approximately 45.3% and the percentage ownership interest and voting power of existing public shareholders not associated with management will decrease significantly from 60.8% to 43.2%.

     Shareholders are not entitled to appraisal rights in connection with the warrant transaction.

     Shareholders do not have any statutory dissenter's or appraisal rights under Maryland corporate law to elect to have the fair value of their common stock or preferred stock judicially appraised and paid in cash in connection with or as a result of the warrant transaction.

Risk Factors Relating to our New Investment Management Business

     Because we have no prior operating history in the investment management business, we may fail to successfully develop or operate that business so as to achieve the investment returns that we expect.

     Our new investment management business is new and unproven. In order to achieve our goals for the business, we must:

     o capitalize the second of our Mezzanine Funds with $350 million of third party investor commitments, the minimum necessary to launch the funds, before June 30, 2001, the outside date when the parties to the venture agreement can terminate the venture agreement,

     o convince third party investors that an investment in the Mezzanine Funds will meet their investment objectives and will generate attractive returns,

     o deploy successfully the Mezzanine Funds' capital into suitable investments that meet the fund's specified investment criteria,

     o structure investment opportunities in the Mezzanine Funds so that they are competitive with what is demanded in the private equity markets, and

     o reorient and incentivise our management and professional staff to the task of developing and operating the investment management business.

     Our success in developing and operating the investment management business will depend on the demand for private equity investment opportunities such as the Mezzanine Funds.

     Our ability to obtain third party investment in the Mezzanine Funds to develop and operate the investment management business will depend on the strength of the market for private equity investments generally and real estate related private equity investments in particular. Those markets can be materially and adversely affected by factors beyond our control including volatility in the global capital markets, adverse changes in general economic conditions, an unfavorable market for real estate and competition from other investment opportunities available to third party investors.

     We will face substantial competition from established participants in the private equity market as we offer the Mezzanine Funds to third party investors.

     We are a new entrant in the investment management business. As we offer the Mezzanine Funds as investment opportunities to third party investors, we will face significant competition from established Wall Street investment banking firms and large financial institutions which have proven track records in marketing and managing private equity investment funds and are otherwise competitively advantaged by having access to their existing extensive third party investor networks into which they can channel competing investment opportunities. If our competitors offer investment products that are competitive with the Mezzanine Fund investments offered by us, we will find it more difficult to attract investors and to capitalize the Mezzanine Funds.

     The success of our investment management business will depend on Citigroup's ability to raise capital from its third party investor relationships and Citigroup's continuing cooperation and agreement on certain major decisions that we will decide jointly with them.

     We are expecting to obtain substantial third party investment from Citigroup's existing investor relationships in developing and operating our investment management business and will need Citigroup's continuing cooperation and agreement as we manage the Mezzanine Funds. We will therefore be subject to the risk that Citigroup may develop economic and business interests and goals that diverge from continuing with its commitment to the capital raising function. We will also be subject to the risk that an impasse may develop on certain major decisions in the management of the funds that are required to be made by Citigroup and us jointly, including those relating to what investments should be made or how much leverage should be incurred on behalf of the funds. A failure to raise capital through Citigroup's investor relationships as expected will adversely affect our investment management business, and if impasse in the management of the funds arises on which we cannot reach agreement with Citigroup, we will not be able to manage the fund's in a manner that we believe will allow the fund to achieve optimal returns.

     Our Mezzanine Funds will be subject to the risk of defaults by third party investors on their capital commitments.

     The capital commitments made by third party investors to Mezzanine Funds represent promises by those investors to contribute cash to the funds from time to time as investments are made by the funds. We will therefore be subject to general credit risks that the investors may default on their capital commitments. If defaults occur, we may not be able to close loans and investments we have identified and negotiated which could materially and adversely affect the fund's investment program or make us liable for breach of contract to the detriment of our franchise in the private equity market.

     The performance of the loans and investments originated or acquired by our Mezzanine Funds will be subject in varying degrees to the risks generally associated with the ownership and operation of the underlying commercial property.

     Whether our Mezzanine Funds' loans and investments achieve the returns on equity we expect or at least break even and return the capital invested will depend ultimately on the property owner's ability to operate the property so that it produces the cash flow necessary to pay the interest due to us on the loans and investments. Commercial property revenues can be adversely affected by adverse changes in the multitude of factors that impact the operation of commercial property. If any of the properties underlying the fund's loans and investments suffer such adverse changes, the value of and return on those assets may be diminished.

                                    BUSINESS

General

     We are an investment management and real estate finance company designed to take advantage of high- yielding lending and investment opportunities in commercial real estate and related assets. We make investments, for our own portfolio and as an investment manager for funds managed by us, in various types of income-producing commercial real estate. Our current investment program emphasizes senior and junior commercial mortgage loans, certificated mezzanine investments, direct equity investments and subordinated interests in commercial mortgage-backed securities, or CMBS. Pursuant to our current business strategy, we seek to manage our portfolio of loans and other assets so that a majority of our investments are subordinate to third-party financing but senior to the owner/operator's equity position and therefore represent "mezzanine" capital.

     We recently entered into a venture agreement with Citigroup, pursuant to which, among other things, affiliates of the parties will co-sponsor, commit to invest capital in and manage Mezzanine Funds as outlined in the agreement. This venture represents a new strategic direction as we transition our company from primarily a balance sheet lender to primarily an investment management firm engaged in originating, structuring and managing high-yield real estate financial assets for third party investment funds. We intend to invest in these funds, to continue to aggressively manage our existing investment portfolio, and to selectively add investments to our portfolio that do not conflict with our role as exclusive investment manager to the Mezzanine Funds.

     We also provide real estate advisory and asset management services. We otherwise remain positioned opportunistically to invest for our own balance sheet in a diverse array of real estate and finance-related assets and enterprises, including operating companies, which satisfy our investment criteria. In executing our business plan, we utilize the extensive real estate industry contacts and relationships of Equity Group Investments, L.L.C., or EGI. EGI is a privately held real estate and corporate investment firm controlled by Samuel Zell, our chairman of the board of directors. Mr. Zell is chairman of the board of trustees of Equity Office Properties Trust and Equity Residential Properties Trust, the largest U.S. real estate investment trusts, or REITs operating in the office and multifamily residential sectors, respectively. We also expect to realize origination synergies from our strategic relationship with Citigroup, which constitutes the most global financial services company, providing some 100 million consumers, corporations and institutions with a broad array of financial products and services.

The Strategic Venture

     We believe that our new strategic venture with Citigroup emphasizes our strengths and provides us with the building blocks for a scalable platform for high quality earnings growth. It also shifts our focus from that of a balance sheet lender to that of an investment manager. The investment management business, as structured with Citigroup, also allows us to tap the private equity markets as a source of fresh capital to fund our business. The venture further provides the potential for significant operating leverage allowing us to grow earnings and to increase the return on equity without incurring additional financial risk.

     In connection with our investment management operations, we and Citigroup have jointly organized and capitalized with an aggregate of $200 million in capital commitments the first of our venture's Mezzanine Funds that operates as a joint venture pursuant to which each party approves the loans and investments to be originated or acquired by the fund. We are currently in the process of organizing and capitalizing the second Mezzanine Fund co-sponsored with Citigroup pursuant to the venture agreement. In the future as the business develops, we may also sponsor or co-sponsor with others alternative investment funds that invest in assets that are excluded from the Mezzanine Funds' exclusive investment criteria. Organizing and capitalizing investment funds entails obtaining capital commitments from third party investors. We have engaged Citigroup's affiliate, Salomon Smith Barney Inc., as the placement agent for the second Mezzanine Fund to be capitalized with third party investor capital commitments as well as with the capital commitments we and Citigroup agreed to make pursuant to the venture agreement. Citigroup agreed to make up to an aggregate of $250 million and we agreed to make up to an aggregate of $62.5 million in capital commitments to the second and subsequent Mezzanine Funds sponsored pursuant to the venture agreement that close prior to December 31, 2001.

     Once capitalized with investor commitments, a special purpose wholly-owned subsidiary, which currently serves as an investment manager to the first Mezzanine Fund, will serve as investment manager to the Mezzanine Funds or any alternative funds sponsored by us. In connection with providing such investment management services, we will earn investment management fees and will be reimbursed for certain expenses. We will jointly control with Citigroup the general partner or managing member of each fund and thereby will generally have or share a promoted interest in the fund that will entitle us to distributions of a portion of earnings that exceed certain performance thresholds.



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



                             THE WARRANT TRANSACTION

General

     We are providing this proxy statement to you in connection with our request for shareholder approval and ratification of the warrant transaction which is governed by our venture agreement with Citigroup. The warrant transaction is defined for purposes of this proxy statement to include the issuance of the initial and additional warrants to Citigroup pursuant to the venture agreement as described below.

     In connection with the organization of the first Mezzanine Fund pursuant to the venture agreement on March 8, 2000, we issued an initial warrant to purchase 4,250,000 shares of our class A common stock at $5.00 per share that was ultimately transferred to an affiliate of Citigroup in accordance with the terms of the venture agreement. Pursuant to the venture agreement, we have agreed, subject to shareholder approval, to issue additional warrants to purchase up to 5,250,000 shares of our class A common stock at $5.00 per share for ultimate transfer to other Citigroup in accordance with the formula for their issuance contained in the venture agreement.

     We are seeking shareholder approval of the warrant transaction in order to comply with applicable NYSE rules. The NYSE rules require a listed company like us, as a condition to listing the shares of common stock issuable upon exercise of warrants, to obtain shareholder approval if the number of shares issuable upon exercise of the warrants equals or exceeds 20% of the outstanding shares measured as of the time of issuance of the warrants.

     The initial warrant provided its holder, as of the date of its issuance, the right to purchase shares of class A common stock representing less than 20% of the outstanding shares and, accordingly, did not require us to obtain shareholder approval under NYSE rules. If we issue additional warrants to purchase 2,716,667 shares at the closing of the second Mezzanine Fund, the minimum number of shares that may be subject to warrants pursuant to the formula contained in the venture agreement, the combined initial warrants and additional warrants issued by us will provide their holders with the right to purchase collectively a number of newly issued shares equal to 33.2% of our now-outstanding shares of class A common stock, which is why we need to obtain shareholder approval of the warrant transaction. If all of those shares were purchased, they would constitute 23.1% of our voting shares outstanding after the purchase. (Our voting shares include shares of class A common stock and shares of class A preferred stock.) Pursuant to the warrant issuance formula, we may issue additional warrants providing the right to purchase up to a maximum of 5,250,000 shares, which when combined with the initial warrants, will provide their holders with the right to purchase collectively a number of newly issued shares equal to 45.3% of our now-outstanding shares of class A common stock. If all of those shares were purchased, they would constitute 29.0% of our voting shares outstanding after the purchase.

     We will only issue additional warrants if our shareholders approve and ratify the warrant transaction. The issuance of the additional warrants will terminate the contingent cash rights that we granted to Citigroup concurrently with the signing of the venture agreement. The contingent cash rights which, in the absence of shareholder approval are meant to provide Citigroup with value equivalent to any additional warrants that otherwise would have been issued to Citigroup pursuant to the formula contained in the venture agreement, entitle Citigroup to receive cash from us in an amount equal to the excess of the trading price of our class A common stock over $5.00 for each right exercised.

      The initial warrant will not be affected by the outcome of the shareholder vote and will continue to provide its holder the right to purchase 4,250,000 shares of class A common stock, which represented as of the date of issuance approximately 19.0% of our then outstanding shares of class A common stock, and now represents approximately 20.3% of our outstanding shares of class A common stock after the reduction in the number of shares outstanding as a result of share purchases pursuant to our stock buy back program and the conversion by one shareholder of shares of its class A common stock into shares of non- voting class B common stock.

     We agreed in the venture agreement to seek shareholder approval of the warrant transaction so that we can issue additional warrants pursuant to the venture agreement and thereby terminate the contingent cash rights. Shareholder approval would result in the following benefits:

     o It would eliminate a potentially large contingent cash payment obligation should our share price increase significantly in relation to the $5.00 base price. For example, assuming contingent cash rights are exercised with respect to the maximum 5,250,000 shares that may be subject to additional warrants are exercised, if the trading price of our class A common stock increased to $10.00, we would be obligated to pay approximately $26.3 million pursuant to the contingent cash rights. If the price increased to $20.00, we would be obligated to pay approximately $78.8 million.

     o It would further align Citigroup with our shareholders because increases in shareholder value would inure to them in the same manner. Citigroup would profit from its interest in the company by exercising the additional warrants and selling the underlying shares in the trading market rather than by receiving a cash payment from us pursuant to the contingent cash rights which would transfer equity in the company from all shareholders to Citigroup.

Background of the Venture Agreement and Warrant Transaction

     Following the commencement of our finance business in July 1997, we undertook important capital raising initiatives in our efforts to grow the business. Capital was then generally available to companies operating in our sector and we raised approximately $240 million in new leverageable capital from the December 1997 public offering of our class A common stock and the August 1998 private placement of convertible trust preferred securities. With that capital and borrowings under our credit facilities, we were able to identify, negotiate and originate approximately $600 million in new loans and investments from January through October 1998.

     Our rapid growth was affected by the significant volatility in the global capital markets in October 1998 when we made the strategic decision to temporarily suspend our origination activity. We re-entered the loan origination and investment market in March 1999, but in view of the fact that the equity market for real estate related finance companies was depressed as a result of the market turmoil and the general inability of companies operating in the sector to access new capital, we made the strategic decision in 1999 to manage our portfolio of loans and investments at its current level of approximately $800 million. We did this in order to preserve sufficient sources of liquidity to facilitate potential strategic acquisitions and/or joint ventures.

     During 1999, we explored various strategic acquisitions and joint ventures in order to bolster our capital position and expand our business platform so that we could grow our portfolio of loans and investments and take advantage of consolidation opportunities in our sector. We first discussed the possibility of a strategic relationship with representatives of Citigroup in April 1999 after having dealt with them on a recently completed mezzanine transaction. We learned that Citigroup had determined to deploy their resources and capital to exploit opportunities in the commercial real estate mezzanine market at about the same time we began actively to explore strategic alternatives to address our capital and expansion goals. During the summer of 1999, we suggested to Citigroup that we explore together the possibility of a mutually beneficial strategic relationship that aligns their capital with our expertise in the commercial real estate mezzanine market.

     In November 1999, our representatives discussed with representatives of Citigroup the broad outlines of a strategic venture to co-sponsor real estate mezzanine funds to which Citigroup would commit its capital and strategic resources. We would provide the resources of our experienced management and professional team and we would issue stock purchase warrants to Citigroup to align their interest in the success of our business. The discussions occurred in the context of a proposed consolidation transaction between us and a publicly traded REIT with which we were then engaged in preliminary discussions. Converting to a REIT, which our management had earlier determined was advisable, would have made certain provisions of our convertible trust preferred securities economically disadvantageous to us and to our shareholders because the yield on the securities would increase and the conversion price would decrease substantially when, as required of all REITs, we paid out current earnings as dividends. The holders of the convertible trust preferred securities were also parties to a co-investment agreement with us which, if not terminated, would severely impede our ability to source loans and investments to the mezzanine funds. Therefore, the transactions under discussion required as a condition that the holders of the convertible trust preferred securities agree to modify the terms of the securities to eliminate the disadvantageous provisions and terminate the co-investment agreement.

     While the discussions were ongoing, we agreed to engage Morgan Stanley & Co. Incorporated as financial advisor to advise our board of directors with respect to the transactions relating to the strategic venture and the modification of the convertible trust preferred securities and related matters.

     At the end of 1999, the discussions with the REIT terminated, but our discussions with Citigroup continued. Our board of directors was apprised of the developments and management was authorized to continue discussions with Citigroup. In January 2000, the parties prepared a summary of terms detailing the terms under which they would proceed to negotiation of definitive documentation. The summary of terms was circulated to our board of directors. The parties thereafter began negotiation of the definitive venture agreements, while at the same time, as contemplated by the summary of terms, we began negotiations with the holders of the convertible trust preferred securities to modify the terms of the securities to eliminate the disadvantageous provisions and to terminate the co-investment agreement.

     During February 2000, drafts of the agreements relating to the strategic venture and the modification of the convertible trust preferred securities and termination of the co-investment agreement were circulated among the parties. Various meetings and conferences were held during which the terms of the agreements were negotiated. Ultimately, in early March 2000, Citigroup agreed with us to finalize and sign the definitive venture agreement on the basis of a term sheet signed by the holders of the convertible trust preferred securities pursuant to which they agreed in principle to modify the terms of the securities and terminate the co-investment agreement. The signed term sheet was then circulated to our board of directors.

     On March 8, 2000, a special meeting of our board of directors was held to consider the approval of the strategic venture and the modification of the convertible trust preferred securities and related matters.

Management provided an update on the status of the negotiations and reviewed for the board the terms of the proposed transactions. Morgan Stanley & Co. Incorporated made a financial presentation and rendered its oral opinion (subsequently confirmed in writing by delivery of a written opinion dated March 8, 2000) to the effect that, as of that date, based on and subject to the matters described in its opinion, the consideration given by us in connection with the transactions relating to the proposed strategic venture and the modification of the convertible trust preferred securities is fair from a financial point of view to us. Counsel further described for the board the matters to be acted upon in approving the transactions. Our board unanimously:

     o determined that it was desirable and in our company's best interest that we enter into the strategic venture with Citigroup,

     o approved the strategic venture and authorized management to complete the negotiation of and sign the venture agreement and related documents on terms and conditions set forth in the summary of terms, and

     o approved the modification of the convertible trust preferred securities and authorized management to complete the negotiation of and sign the modification agreement and related documents on terms and conditions set forth in the related term sheet.

     The parties thereafter completed negotiation of and signed and delivered the venture agreement and related transaction documents.

     On March 9, 2000, we issued with Citigroup a joint press release announcing the venture agreement, the proposed modification of the trust preferred securities and the commencement of our investment management business.

     On May 10, 2000, we and the holders of the trust preferred securities modified the terms of those securities in accordance with the term sheet. In addition, we and the holders of the trust preferred securities terminated the co-investment agreement as of March 8, 2000.

Reasons for the Venture Agreement

     Our board of directors considered the following factors in reaching its decision to approve the strategic venture and the modification of the trust preferred securities:

     o the strategic venture provides us with the building blocks to create a scalable platform for high quality earnings growth whereby we are rewarded for our expertise in deploying not only our capital, but our investors' capital as well;

     o the strategic venture provides us with up to $400 million of private capital from Citigroup to deploy into the Mezzanine Funds;

     o the strategic venture provides us with substantially improved operating leverage allowing us to increase earnings and to increase return on equity without otherwise incurring substantial portfolio risk; and

     o the strategic venture provides us with access to third party equity investors through Citigroup's worldwide franchise.

     Our board also considered the following additional factors:

     o    other strategic alternatives available to us at this time;

     o the uncertainty as to whether the real estate equity capital markets will recover and become an available source of capital; and

     o the opinion dated March 8, 2000 of Morgan Stanley & Co. Incorporated described below under "Opinion of Morgan Stanley & Co. Incorporated" as to the fairness to us, from a financial point of view, of the consideration given by us in connection with the transactions relating to the proposed strategic venture and the modification of the convertible trust preferred securities.

     Our board also considered the following negative factors:

     o the interests of certain directors in the modification of the convertible trust preferred securities;

     o the impact of our potential failure to successfully develop and operate our new investment management business; and

     o our dependence on substantial support from Citigroup in developing and managing our investment management business.

     The foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive but we believe includes all material factors considered by the board. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the board, they did not find it practical to quantify, rank or otherwise assign relative or specific weights to the factors considered. In addition, the board did not reach any specific conclusion with respect to each of the factors considered, or any aspect of any particular factor, but, rather, conducted an overall analysis of the factors described above, including discussions with management and legal, financial and accounting advisors. In considering the factors described above, individual members of the board may have given different weight to different factors. Our board of directors considered all these factors as a whole and believed the factors supported its determination. After taking into consideration all the factors set forth above, the board concluded that the strategic venture and related transactions was in furtherance of and consistent with our long-term business strategies and in the best interest of our shareholders.

Opinion of Morgan Stanley & Co. Incorporated

     Pursuant to an engagement letter agreement dated as of January 10, 2000, Morgan Stanley & Co. Incorporated was engaged to provide financial advisory services and a financial fairness opinion in connection with the proposed transaction to co-sponsor pooled investment vehicles that will originate and hold primarily commercial real estate mezzanine loans with affiliates of Citigroup Investments Inc, which we refer to as the CIG Transaction. Morgan Stanley was selected by our board of directors to act as our financial advisor based on Morgan Stanley's qualifications, expertise, reputation and its knowledge of our business and affairs. At the meeting of our board of directors on March 8, 2000, Morgan Stanley rendered its oral opinion, subsequently confirmed in a letter dated, March 13, 2000, and based upon and subject to the various considerations set forth in the opinion, the consideration to be given by us in connection with the CIG Transaction was fair from a financial point of view to us.

     The CIG Transaction was defined as the following series of transactions taken as a whole:

     (1) the execution of a venture agreement between us and our affiliates, which parties are referred to in this section as CT, and Citigroup, in the form of the draft dated March 5, 2000, which provides for the co-sponsorship by CT and Citigroup of pooled investment vehicles;

     (2) formation, pursuant to the venture agreement, of a $200 million joint venture in which Citigroup shall contribute $150 million and CT shall contribute $50 million and in which Citigroup and CT shall be the only members and the only investors, which fund is referred to in this section as Fund I;

     (3) the planned formation of at least one other pooled investment vehicle (the aggregate capital commitments of which will total at least $496 million, of which no more than $116.7 million and $62.5 million will be required to come from Citigroup and CT respectively) co-sponsored by CT and Citigroup that will offer interests to third parties, which fund or funds are referred to in this section as Fund II and Subsequent Funds and are referred to collectively with Fund I as the Funds;

     (4) issuance to Citigroup of warrants to purchase 4.25 million shares of class A common stock upon the closing of Fund I and warrants to purchase up to 5.25 million shares of class A common stock upon the closing of Fund II and Subsequent Funds contingent upon capital commitments and shareholder approval;

     (5) designation by Citigroup of two persons for which management agrees to vote in favor of election to our board of directors;

     (6) future modification of certain terms of the indenture with respect to the bonds underlying our convertible trust preferred securities and the declaration of trust pursuant to which the convertible trust preferred securities were issued and certain other agreements ancillary thereto, including the termination of the co-investment agreement to which we and the holders of the convertible trust preferred securities are parties; and

     (7) our obligation to make an election to be treated as a real estate investment trust, or a REIT, under Section 857 et seq. of the Internal Revenue Code as soon as practicable including via a merger with an existing REIT.

     Morgan Stanley was not asked to, and did not, render an opinion as to the fairness of any individual transaction, including the Warrant Transaction, standing on its own. The Morgan Stanley opinion solely addressed the fairness of the consideration offered pursuant to all of the transactions taken together.

     The full text of the written opinion of Morgan Stanley, dated March 13, 2000, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as Annex B to this proxy statement. Shareholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley's opinion is directed solely to our board of directors and relates only to the CIG Transaction in its entirety. The written opinion does not constitute a recommendation to any holder of class A common stock or class A preferred stock as to how to vote at the special meeting of shareholders. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

     Morgan Stanley relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by us or otherwise reviewed by Morgan Stanley, and Morgan Stanley did not assume any responsibility or liability therefor. Morgan Stanley did not conduct any valuation or appraisal of any assets or liabilities, nor were any valuations or appraisals provided to Morgan Stanley. In relying on financial analyses and forecasts provided to it, Morgan Stanley assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by our management as to the expected future results of operations and financial condition of the company to which such analyses or forecasts relate. Morgan Stanley also assumed, among other things, that our proposed conversion to a REIT would be successfully completed.

     No representation or warranty was made by any party with respect to the internal financial analysis and estimates referred to above. Financial projections are subject to contingencies beyond our management's control and, realization of the projections depends on numerous factors. All material events and circumstances cannot be predicted, and unanticipated events and circumstances are likely to occur. Accordingly, there may be differences between the projected results of operations and the actual results of operations of the company, and such differences could be material. In the event that the financial projections prove to be materially different, the conclusions reached in the opinion of Morgan Stanley could be materially affected.

     Morgan Stanley's opinions are based on economic, market, and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of such opinion. Subsequent developments may affect the written opinion dated March 13, 2000. Morgan Stanley expressed no opinion as to the price at which our class A common stock will trade at any future time.


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



                              THE VENTURE AGREEMENT

     In this section of the proxy statement, we describe the material provisions of the venture agreement. We have attached a copy of the venture agreement as Annex A to this proxy statement and incorporate the venture agreement into this proxy statement by reference. The summary of the venture agreement we provide below is qualified in its entirety by reference to the venture agreement. We encourage you to read the venture agreement.

     We and the following parties signed the venture agreement:

     o Travelers Limited Real Estate Mezzanine Investments I, LLC, which we call Limited REMI I;
     o Travelers General Real Estate Mezzanine Investments II,
       LLC, which we call General REMI II;
     o Travelers Limited Real Estate Mezzanine Investments II, LLC, which we call Limited REMI II;
     o CT-F1, LLC, which we call CT-F1;
     o CT-F2-GP, LLC, which we call CT-F2-GP;
     o CT-F2-LP, LLC, which we call CT-F2-LP;
     o CT Investment Management Co., LLC, which we call CTIMCO

     Limited REMI I, General REMI II and Limited REMI II are affiliates of Citigroup and are referred to in this proxy statement as the CIG Parties. CT-F1, CT-F2-GP, CT-F2-LP and CTIMCO are wholly owned subsidiaries of ours and are referred to in this proxy statement as the CT Parties.

     The venture agreement generally defines the circumstances under which the CT Parties and the CIG Parties will organize, capitalize and manage Mezzanine Funds. As called for by the venture agreement:

     o CT-F1 and Limited REMI I entered into a limited liability company agreement, dated as of March 8, 2000, to organize and capitalize the first Mezzanine Fund, CT Mezzanine Partners I LLC, which we call Fund I, and made capital commitments to Fund I of $50 million and $150 million, respectively, to be invested in stages upon approval by both parties of each investment to be made by Fund I.

     o CT-F2-GP and General REMI II entered into a limited liability company agreement, dated as of March 8, 2000, to organize CT MP II LLC, which we call the Fund II General Partner. The Fund II General Partner will serve as the general partner of the second Mezzanine Fund, CT Mezzanine Partners II LP, which we call Fund II. The venture agreement governs how Fund II will be organized and managed as well as how the fund will be capitalized by CT-F2-LP, Limited REMI II and third-party investors.

     o The CIG Parties agreed to make up to an aggregate of $250 million and the CT Parties agreed to make up to an aggregate of $62.5 million in capital commitments to Fund II and subsequent Mezzanine Funds sponsored pursuant to the venture agreement that close prior to December 31, 2001 which we will hereafter refer to as Subsequent Funds. The CIG Parties' capital commitments will be made in a ratio of one dollar for every three dollars of capital commitments made by third party investors and the CT Parties' capital commitments will be made in a ratio of one dollar for every four dollars of capital commitments made by the CIG Parties or their designated affiliates.

     o Fund II will not close unless the fund receives aggregate capital commitments of at least approximately $495.8 million which means that the co-sponsors must raise aggregate capital commitments from third party investors of at least approximately $350 million before Fund II can close.

     o In connection with the organization of Fund I, we issued a warrant to purchase 4,250,000 shares of our class A common stock at $5.00 per share which was ultimately transferred to Limited REMI I. This warrant has been previously described as the initial warrant issued as part of the warrant transaction. We refer to this warrant as the Fund I Warrant.

    o The Fund I Warrant is a five year warrant that expires on March 8, 2005 and is not exercisable until March 8, 2001 whereupon it may be exercised with cash or pursuant to a cash-less exercise feature. If after March 8, 2004 the warrant is in-the-money for any 90 day consecutive period and the number of shares of our outstanding class A common stock held by shareholders other than the management and related shareholders and the associated shareholders referred to below at the time of measurement is not at least 25 million (as adjusted for any stock splits), the warrant provides, if elected by the holder of the warrant, that we either purchase the warrant at fair market value or extend the exercise period until March 8, 2008. We may pay with cash or an assignment of our interests in the Mezzanine Funds or the general partner or managing member of such funds.

    o In connection with the organization and capitalization of Fund II and certain subsequent Mezzanine Funds that close before December 31, 2001, we have agreed, subject to shareholder approval, to issue warrants to purchase up to 5,250,000 shares of our class A common stock at $5.00 per share and on the same terms as the Fund I Warrant for ultimate transfer to Limited REMI II or other Citigroup affiliate. These warrants have been previously described as the additional warrants issued as part of the warrant transaction. We refer to such warrants as the Fund II Warrants and we refer to such warrants together with the Fund I Warrants as the Warrants. The actual number of shares covered by the Fund II Warrants will be determined pursuant to a formula based on the aggregate dollar amount of capital commitments made by the CIG Parties and the clients of Citibank's private bank. The formula is as follows:

         Share Number:   Number of shares covered by the Fund II Warrants.

         CIG AMT:        Aggregate dollar amount of the CIG Parties' commitment.

         PBC AMT: Aggregate dollar amount of Citibank's private bank client commitments.

         Share Number    =  500,000 plus the product of 4,750,000 and the lesser
                            of: 1 or (CIG AMT plus PBC AMT) divided by $250,000,000 (not to exceed 5,250,000)

         We will be required to issue the additional warrants only if our shareholders approve and ratify the warrant transaction. The issuance of the additional warrants will terminate the contingent cash rights that we granted to Citigroup concurrently with the signing of the venture agreement. The contingent cash rights, which in the absence of shareholder approval are meant to provide Citigroup with value equivalent to any additional warrants that otherwise would have been issued to Citigroup pursuant to the above formula, entitle Citigroup to receive cash from us equal to the excess of the trading price of our class A common stock over $5.00 for each right exercised.

     o We granted General REMI II a right of first refusal exercisable after the initial closing of Fund II to co-sponsor any subsequent Mezzanine Fund (which we refer to as an Other Fund) that we or any


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



         of our affiliates propose to organize and market to investors. If General REMI II twice declines to co-sponsor an Other Fund that we proceed to sponsor and close, CT shall have the right to terminate the right of first refusal.

     o During the period beginning on the initial closing of Fund II and continuing through the respective investment periods of Fund II or any Other Fund:

         o The real estate division of Citigroup Investments Inc., which we call CIG Real Estate, agrees not to sponsor or co-sponsor other than as a co-sponsor with us any funds that invest in the classes of high yield commercial real estate mezzanine investments targeted for investment in Fund II (which we refer to as the Business).

         o CIG Real Estate is obligated to present to the general partner or the managing member of the relevant fund such investments that fall within the targeted classes of Business investments other than CMBS.

         o We agree that our sole involvement in the Business shall be as a manager of, an advisor to and/or an investor in the funds formed with the CIG Parties, provided that we may acquire any Business investment that has been declined by the CIG Parties or their relevant affiliates as an investment for any such fund.

         o We agree that we will offer any Business investments acquired by us for cash or equity securities for purchase at fair market value by the relevant fund.

     o We and The Travelers Insurance Company, an affiliate of Citigroup, each agreed to guarantee certain obligations under the venture agreement of our respective affiliates, including their capital commitments.

     o CTIMCO was engaged by Fund I as the investment manager of Fund I and by the Fund II General Partner as the investment manager for Fund II, and CTIMCO will be engaged as the investment manager for each Other Fund. Under those engagements, CTIMCO will earn cumulative investment management fees according to a schedule set forth in the venture agreement. CTIMCO's investment management fee will be determined in relation to Fund II and each Other fund and payable quarterly on a cumulative basis based on a fee base as determined below:

         o During each fund's investment period, the fee base includes total capital commitments and capital contributions without duplication and

         o After each fund's investment period, the fee base includes total capital invested in the fund less the amount of capital returned.

         If the fee base is less than $700 million, CTIMCO will be entitled to an annual fee equal to 100% of the fees payable by the funds to the general partners of Fund II and any Other Fund up to a maximum of $7 million (with a floor of $6.25 million). If the fee base exceeds $700 million but is less than $1.2 billion, CTIMCO will be entitled to an annual fee equal to $7 million plus the amount equal to the amount over $700 million multiplied by .75%. If the fee base exceeds $1.2 billion, CTIMCO will be entitled to an annual fee equal to $10.75 million plus the amount equal to the amount over $1.2 billion multiplied by .50%, subject to adjustment to be mutually agreed upon in good faith.

    o Our board of directors was increased in size by two directors, and Marc Weill and Michael Watson, designees of the CIG Parties, were appointed directors. Our vice chairmen, John R. Klopp and Craig M. Hatkoff, entities controlled by them and an entity ultimately owned by a trust for the benefit of the family of our chairman of the board of directors, Samuel Zell (referred to in this proxy statement as the management and related shareholders), who currently own in total 7,955,552 shares of class A common stock (representing approximately 34.2% of the 23,235,813 shares of voting stock outstanding), agreed to vote in favor of the continued election of the CIG Parties' designees.

     o Certain of our executive officers were designated key individuals who are required to devote specified professional time to the management of the funds co-sponsored with the CIG Parties.

    o We agreed as soon as possible to take the steps necessary for us to be taxed as a REIT on terms mutually satisfactory to us and the CIG Parties subject to changes in law, acts of God or force majeure, or good faith inability to meet the requisite qualifications. The management and related shareholders who, as discussed above, own 34.2% of the shares of voting stock outstanding, and certain other shareholders controlled by certain directors or associated with Mr. Zell (referred to in this proxy statement as the associated shareholders), who currently own in the aggregate 1,487,979 shares of class A common stock (representing approximately 6.4% of the shares of voting stock outstanding), agreed to vote in favor of all matters necessary for REIT election submitted for shareholder approval.

     o Salomon Smith Barney Inc., an affiliate of Citigroup, was engaged by CT-F2-GP and by Limited REMI I, pursuant to advisory agreements, to serve as financial advisor in connection with the planning and structure of the transactions contemplated by the venture agreement and was engaged by the Fund II General Partner, pursuant to a placement agent agreement, to serve as the placement agent for Fund II.

     The venture agreement contains provisions governing the unwinding of the Mezzanine Funds and termination of the venture agreement and related agreements upon certain prescribed events of default, including Salomon Smith Barney's termination of the Fund II placement agent agreement pursuant to its termination provisions.

     As a condition to the venture agreement, we and the holders of our convertible trust preferred securities with an aggregate liquidation amount of $150 million, issued by our consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I, entered into an agreement in principle, subject to completion and execution of definitive documentation, to terminate the co-investment agreement, dated as of July 28, 1998, to which we and the holders of the convertible trust preferred securities are parties and to amend the terms of the convertible trust preferred securities to, among other things:

     o raise the current coupon rate payable by the trust to the holders of the convertible trust preferred securities from 8.25% per annum to a blended rate of 10.16% per annum;

     o change the coupon step-up provisions such that the coupon applied to approximately 60% in liquidation amount of the convertible trust preferred securities steps up commencing on April 1,

         2002 to the greater of 10% (subject to an automatic step-up by 75 basis points on October 1, 2004 and on each October 1 thereafter) or the dividend yield on the underlying class A common stock calculated pursuant to a specified formula;

     o change the coupon step-up provisions such that the coupon applied to approximately 40% in liquidation amount of the convertible trust preferred securities automatically steps up by 75 basis points on October 1, 2004 and on each October 1 thereafter;

     o change the redemption provisions such that approximately 40% in liquidation amount of the convertible trust preferred securities is redeemable by us, in whole or in part, at any time and such that the remaining 60% balance in liquidation amount of the convertible trust preferred securities is redeemable by us, in whole or in part, on or after September 30, 2004; and

    o eliminate the conversion provisions with respect to approximately 40% in liquidation amount of the trust preferred securities and reduce the conversion price (measured in liquidation amount of the trust preferred securities) at which the balance in liquidation amount of the convertible trust preferred securities can be converted into shares of class A common stock from $11.70 to $7.00 per share of class A common sock. As a result, the total number of shares of class A common stock issuable on conversion of all of the amended convertible trust preferred securities will not exceed 12,820,512, the number issuable on conversion of the original convertible trust preferred securities.

     In early May 2000, we and the holders of the convertible trust preferred securities agreed to the termination of the co-investment agreement and the amendments to the terms of the convertible trust preferred securities described above. The amendments to the terms of the convertible trust preferred securities became effective on May 10, 2000. The termination of the co-investment agreement is effective as of March 8, 2000.

     In connection with the venture agreement, we and the CIG Parties also entered into a registration rights agreement, dated as of March 8, 2000, pursuant to which we agreed to register for resale the shares of class A common stock issuable upon exercise of the initial and additional warrants no later than thirty days prior to the date upon which the warrants become exercisable in accordance with their terms.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the record date for the shareholders meeting, May 18, 2000, there were 20,958,228 shares of class A common stock and 2,277,585 shares of class A preferred stock outstanding. The following table contains certain information with respect to the beneficial ownership of voting stock, and the voting power possessed thereby, by (i) each person we know to be the beneficial owner of more than 5% of either the outstanding class A common stock or the outstanding class A preferred stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Such information (other than with respect to directors and executive officers and beneficial owners of class A preferred stock) is based on a review of statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) and 13(g) of the Securities and Exchange Act of 1934 with respect to the voting stock.


                                                            Class A Common Stock                  Class A Preferred Stock
                                                 --------------------------------------     -----------------------------------
                                                            Amount and Nature of                  Amount and Nature of
                                                            Beneficial Ownership(1)              Beneficial Ownership(1)
                                                 --------------------------------------     -----------------------------------
           Five Percent Stockholders,                                         Percent of                Percent of
         Trustees and Executive Officers                  Number                Class     Number          Class       Voting Power
         -------------------------------                  ------                -----     ------          -----       ------------
Veqtor Finance Company, LLC (2)                         3,192,288                15.2%     --             --%            13.7%
EOP Operating Limited Partnership (3)                   4,273,424(4)             16.9      --              --            15.5
State Street Bank and Trust Company, as Trustee for     4,273,424(4)             16.9      --              --            15.5
General Motors Employes Global Group Pension
Trust (5)
Vornado Realty, L.P. (6)                                4,273,424(4)             16.9      --              --            15.5
Wanger Asset Management, L.P. (7)                       1,837,300                 8.8      --              --             7.9
FMR Corp. (8)                                           1,635,782                 7.8      --              --             7.0
BankAmerica Investment Corporation(9)                     430,701                 2.1    759,195          33.3            5.1
First Chicago Capital Corporation (9)                     330,701                 1.6    759,195          33.3            4.7
Wells Fargo & Company (9)                                 430,701                 2.1    759,195          33.3            5.1
Jeffrey A. Altman                                          30,000                   *      --              --             *
Thomas E. Dobrowski                                            --(10)              --      --              --            --
Martin L. Edelman                                          71,631(11)               *      --              --             *
Gary R. Garrabrant                                        456,054(11)(12)         2.2      --              --             2.0
Craig M. Hatkoff                                        2,489,799(13)(14)        11.8      --              --            10.7
John R. Klopp                                           2,481,799(13)(14)        11.8      --              --            10.6
Stephen D. Plavin                                         250,000(15)             1.2      --              --             1.1
Sheli Z. Rosenberg                                        432,720(11)(16)         2.1      --              --             1.9
Steven Roth                                                    --(17)              --      --              --            --
Lynne B. Sagalyn                                           38,297(11)               *      --              --             *
Edward L. Shugrue III                                     252,607(15)             1.2      --              --             1.1
Michael Watson                                                    --               --      --              --            --
Marc P. Weill                                                     --               --      --              --            --
Samuel Zell                                               168,297(11)(18)          *       --              --             *
All executive officers and directors as a group         6,671,204                30.7%     --              --            27.8%
(14 persons)

* Represents less than 1%.

--------------------------

(1) The number of shares owned are those beneficially owned as determined under the rules of the Securities and Exchange Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

(2) Zell General Partnership, Inc., or Zell GP, is the sole member of Veqtor. The sole shareholder of Zell GP is the Samuel Investment Trust, a trust established for the benefit of the family of Samuel Zell. Chai Trust Company L.L.C., which is advised by Equity Group Investments, L.L.C. with respect to its investments, serves as trustee of Chai Trust Company L.L.C. Veqtor is located at c/o Equity Group Investments, L.L.C., Two North Riverside Plaza, Chicago Illinois 60606.

(3)   Beneficial ownership information is based on a statement filed pursuant to
      Section 13(d) of the Exchange Act by EOP Operating Limited Partnership, or EOP. EOP is located at Two North Riverside Plaza, Chicago, Illinois 60606.

(4) Represents shares which may be obtained upon conversion of $29,914,000 in convertible amount of Variable Step Up Convertible Trust Preferred Securities issued by the Company's consolidated statutory trust subsidiary, CT Convertible Trust I, to each of EOP, VNO and the GM Trust.

(5)   Beneficial ownership information is based on statements filed pursuant to
      Section 13(d) of the Exchange Act by General Motors Investment Management Corporation, or GMIMCo, and State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust, or the GM Trust, as another reporting person named therein. State Street Bank and Trust Company acts as the trustee for the GM Trust, a trust under and for the benefit of certain employee benefit plans of GM and its subsidiaries. These shares may be deemed to be owned beneficially by GMIMCo, a wholly owned subsidiary of General Motors Corporation, or GM. GMIMCo's principal business is providing investment advice and investment management services with respect to the assets of certain employee benefit plans of GM and its subsidiaries and with respect to the assets of certain direct and indirect subsidiaries of GM and associated entities. GMIMCo is serving as the GM Trust's investment manager with respect to these shares and in that capacity it has sole power to direct the Trustee as to the voting and disposition of these shares. Because of the Trustee's limited role, beneficial ownership of the shares by the Trustee is disclaimed. GMIMCo is located at 767 Fifth Avenue, New York, New York 10153.

(6)   Beneficial ownership information is based on a statement filed pursuant to
      Section 13(d) of the Exchange Act filed by Vornado Realty, L.P., or VNO. VNO is located at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663.

(7) Beneficial ownership information is based on the Schedule 13G jointly filed by Wanger Asset Management, L.P., its general partner, Wanger Asset Management, Ltd. and its client, Acorn Investment Trust reporting beneficial ownership of shares on behalf of discretionary clients, including Acorn Investment Trust. They are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(8) Beneficial ownership information is based on a Schedule 13G jointly filed by FMR Corp., Edward C. Johnson 3rd, Abigail P. Johnson, Fidelity Management and Research Company and Fidelity Growth & Income Fund reporting ownership of shares by such fund and other funds advised by Fidelity Management and Research. They are located at 82 Devonshire Street, Boston, Massachusetts 02109.

(9)   BankAmerica Investment Corporation is located at c/o Bank of America, 231
      S. LaSalle Street, 19th Floor, Chicago, Illinois 60697. First Chicago Capital Corporation is located at One First National Plaza, Mail Suite 0597, Chicago, Illinois 60670-0597. Wells Fargo & Company is located at 333 S. Grand Avenue, 9th Floor, Los Angeles, California 90071.

(10) Does not include the shares that may be deemed beneficially owned by GMIMCo, as to which Mr. Dobrowski disclaims beneficial ownership.

(11) In each case (that of Mr. Edelman, Mr. Garrabrant, Ms. Rosenberg, Dr. Sagalyn and Mr. Zell), includes 13,297 shares which may be obtained upon conversion of vested stock units. In the case of Mr. Edelman, Mr. Garrabrant, Dr. Sagalyn and Mr. Zell, includes 58,334, 23,334, 25,000 and 80,000, respectively, shares issuable upon the exercise of vested stock options.

(12) Includes the 419,423 shares of class A common stock owned by GRG Investment Partnership LP, for which Mr. Garrabrant serves as the general partner.

(13) Includes, in the case of Mr. Hatkoff, the 2,330,132 shares of class A common stock owned by CMH Investment Partnership LP, a family partnership for which Mr. Hatkoff serves as general partner. Includes, in the case of Mr. Klopp, 2,330,132 shares of class A common stock owned by JRK Investment Partnership LP, a family partnership for which Mr. Klopp serves as general partner.

(14) Includes 141,667 shares issuable upon the exercise of vested stock options held by each of Messrs. Hatkoff and Klopp.

(15) Includes 108,384 shares for Mr. Shugrue that are the subject of restricted stock awards for which he retains voting rights. Includes 128,334 and 100,000 shares issuable upon the exercise of vested stock options held by Mr. Shugrue and Mr. Plavin, respectively.

(16) Includes 419,423 shares of class A common stock owned by Rosenberg-- CT General Partnership LP, for which Ms. Rosenberg serves as a general partner.

(17) Does not include the shares that may be deemed beneficially owned by VNO, as to which Mr. Roth disclaims beneficial ownership.

(18) Does not include the shares that may be deemed beneficially owned by EOP, as to which Mr. Zell disclaims beneficial ownership.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Pursuant to SEC Rule 14a-8, if you want to include a shareholder proposal in the proxy statement for our 2000 annual meeting of shareholders, it must be delivered to our corporate secretary at the company's executive offices before July 19, 2000.

      In addition, if you desire to bring business (including director nominations) before our 2000 annual meeting, our bylaws currently require that written notice of such business must be received by our secretary between September 17, 2000 and October 17, 2000. For additional requirements, a shareholders should refer to our bylaws, article II, section 12, "Nominations and Proposals by Stockholders," a current copy of which may be obtained from our secretary. If we do not receive timely notice pursuant to our bylaws, any proposal will be excluded from consideration at the meeting, regardless of any earlier notice provided in accord with SEC Rule 14a-8.


                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. You may read and copy any materials we have filed with the SEC at the SEC's public reference rooms. The SEC also maintains a web site (http://www.sec.gov) that contains reports, proxy statements and other information concerning us. Please call the SEC at 1-800- SEC-0330 for information concerning the operations of the public reference rooms or visit the SEC at the following locations:


Public Reference Room   Northeast Regional Office  Midwest Regional Office
450 Fifth Street        7 World Trade center       Citicorp Center
Room 1024               Suite 1300                 500 West Madison Street
Washington, D.C. 20549  New York, New York 10048   Suite 1400
                                                   Chicago, Illinois 60661-2511


      We have authorized no one to give you any information or to make any representation about the venture agreement and the warrant transaction that differs from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. You should not rely on any different or additional information.

      The information contained in this proxy statement speaks only as of the date indicated on the cover page.

                                                                         ANNEX A





                                VENTURE AGREEMENT

                                     amongst

           TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS I, LLC



           TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS II, LLC



           TRAVELERS GENERAL REAL ESTATE MEZZANINE INVESTMENTS II, LLC



                                       AND

                               CAPITAL TRUST, INC.

                                   CT-F1, LLC

                                  CT-F2-GP, LLC

                                  CT-F2-LP, LLC

                        CT INVESTMENT MANAGEMENT CO., LLC

                                  MARCH 8, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


ARTICLE I DEFINED TERMS........................................................4

     1.1.     Definitions......................................................4
     1.2.     General References..............................................15

ARTICLE II THE VENTURE........................................................16

     2.1.     Agreements Executed and Delivered Simultaneously with this
              Agreement.......................................................16
     2.2.     Agreements to be Executed and Delivered in Connection with the
              Closings of Fund II and Subsequent Funds........................16
     2.3.     Approval by CT's Stockholders...................................19
     2.4.     Business Plan...................................................20
     2.5.     The CIG Parties Commitment; CT Parties Commitment...............20
     2.6.     General REMI II's Right of First Refusal........................21
     2.7.     CIG Real Estate Exclusivity.....................................23
     2.8.     CT Exclusivity..................................................24
     2.9.     Mutual Cooperation..............................................25
     2.10.    CIG Parties' Representation on CT's Board of Directors..........25
     2.11.    Investment Management Fees......................................26
     2.12.    Unwind Right; Unwind............................................28
     2.13.    Key Individuals.................................................30
     2.14.    REIT Status.....................................................31

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARTIES.....................32

     3.1.     Reciprocal Representations and Warranties.......................32
     3.2.     Representations and Warranties of CT............................33

ARTICLE IV DISPUTE RESOLUTION.................................................34

     4.1.     Appraisal Procedure.............................................34
     4.2.     Arbitration.....................................................35

ARTICLE V INDEMNIFICATION.....................................................36

     5.1.     Indemnification.................................................36

ARTICLE VI CONFIDENTIALITY AND NON-DISCLOSURE.................................37

     6.1.     Confidentiality.................................................37

                                                                            Page
                                                                            ----
ARTICLE VII TERMINATION AND SURVIVAL..........................................38

     7.1.     Termination.....................................................38
     7.2.     Survival........................................................38

ARTICLE VIII MISCELLANEOUS....................................................39

     8.1.     Expenses of the Transaction.....................................39
     8.2.     Notices........................................................ 39
     8.3.     Entire Agreement................................................41
     8.4.     Modification....................................................41
     8.5.     Waivers and Consents............................................41
     8.6.     Severability....................................................41
     8.7.     Further Assurances..............................................41
     8.8.     Governing Law...................................................41
     8.9.     Counterparts....................................................42
     8.10.    Brokers and Finders.............................................42
     8.11.    Construction and Interpretation.................................42
     8.12.    Successors and Assigns..........................................42
     8.13.    Cumulative Remedies.............................................42

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

EXHIBITS

A.       Business Plan
B.       Fund I Agreement
C.       Fund I Warrant Agreement
D.       Fund I Promissory Note
E.       Fund I Investment Management Agreement
F.       Fund II General Partner Agreement
G.       Fund II Management Agreement
H.       Fund II Investment Management Agreement
I.       CT-F2-GP Capital Formation Agreement
J.       Limited REMI I Capital Formation Agreement
K.       Placement Agent Agreement
L.       Stockholder Approval Agreement
M.       Stockholder Voting and Lock-Up Agreement
N.       CTP Term Sheet
O.       CT's Business Plan
P.       CT Guaranty
Q.       TIC Guaranty
R.       CT Board Certificate
S.       CT D&O Certificate
T.       Fund IIWarrant Purchase Agreement
U.       Registration Rights Agreement

                                VENTURE AGREEMENT


         This VENTURE AGREEMENT ("Agreement") is entered into this 8th day of March 2000, amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II") (collectively, the "CIG Parties"), CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2-GP"), CT-F2-LP, LLC, a Delaware limited liability company ("CT-F2-LP"), CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO") (collectively, the "CT Parties"), and Capital Trust, Inc., a Maryland corporation ("CT").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the CIG Parties, the CT Parties and CT wish to jointly engage in the Business (as herein defined) through a series of co-sponsored pooled investment vehicles and have jointly adopted the business plan attached hereto as Exhibit A (the "Business Plan") relating to such co-sponsored pooled investment vehicles other than Fund I (singly a "Fund", and collectively "Funds");

         WHEREAS, the CIG Parties and CT wish to commence their venture by forming CT Mezzanine Partners I LLC, a Delaware limited liability company ("Fund I") in which Limited REMI I and CT-F1 shall be the only members and the only investors as set forth more fully in the limited liability company agreement of Fund I entered into between Limited REMI I and CT-F1 on the date hereof, a copy of which is attached hereto as Exhibit B (the "Fund I Agreement");

         WHEREAS, in connection with the formation of Fund I, CT has on the date hereof issued to CT-F1 a warrant to purchase 4,250,000 shares of CT's class A common stock, par value $.01 per share ("CT Class A Common Stock"), at $5.00 per share (the "Fund I Warrant"), pursuant to the terms and conditions of the warrant agreement attached hereto as Exhibit C (the "Fund I Warrant Agreement");

         WHEREAS, CT-F1 has on the date hereof contributed the Fund I Warrant to Fund I as part of its capital contribution to Fund I pursuant to the Fund I Agreement;

         WHEREAS, Limited REMI I has on the date hereof purchased the Fund I Warrant from Fund I pursuant to the Fund I Warrant Purchase Agreement and in consideration thereof has delivered to Fund I a promissory note in the form attached hereto as Exhibit D (the "Fund I Promissory Note");

         WHEREAS, CTIMCO and Fund I have on the date hereof entered into the management agreement attached hereto as Exhibit E (the "Fund I Investment Management Agreement") setting forth the terms and conditions pursuant to which CTIMCO will manage certain matters for Fund I;

         WHEREAS, General REMI II and CT-F2-GP wish to co-sponsor a second pooled investment vehicle, CT Mezzanine Partners II LP, a Delaware limited partnership ("Fund II"), to engage in the Business and to offer limited partnership interests to third parties, including Citibank Private Banking Clients (as herein defined);

         WHEREAS, the parties hereto also wish to co-sponsor other pooled investment vehicles to engage in the Business (collectively, "Other Funds" or singly, an "Other Fund"), the terms, conditions and structure of which shall be the same as those of Fund II unless the parties otherwise mutually agree as provided herein; Other Funds the initial closing of which occur on or before December 31, 2001 are hereinafter collectively referred to as "Subsequent Funds" and singly as a "Subsequent Fund";

         WHEREAS, General REMI II and CT-F2-GP have on the date hereof entered into the limited liability company agreement attached hereto as Exhibit F (the "Fund II General Partner Agreement") relating to CT MP II LLC, a Delaware limited liability company, to form the entity that will serve as the general partner of Fund II (the "Fund II General Partner");

         WHEREAS, pursuant to the provisions of this Agreement, the parties hereto have agreed on the form of the general partner management agreement attached hereto as Exhibit G (the "Fund II Management Agreement") to be entered into between the Fund II General Partner and Fund II relating to the management of Fund II by the Fund II General Partner, subject to modification pursuant to the mutual agreement of General REMI II and CT-F2-GP based on market conditions and other factors present at the time of the formation and marketing of Fund II;

         WHEREAS, pursuant to the provisions of this Agreement, the parties have agreed on the form of investment management agreement attached hereto as Exhibit H (the "Fund II Investment Management Agreement") to be entered into between the Fund II General Partner, Fund II and CTIMCO pursuant to which CTIMCO will provide the services and receive the fees set forth in the Fund II Investment Management Agreement;

         WHEREAS, CT-F2-GP and Salomon Smith Barney Inc. ("SSB") have on the date hereof executed and delivered to each other the capital formation agreement attached hereto as Exhibit I (the "CT-F2-GP Capital Formation Agreement");

         WHEREAS, Limited REMI I and SSB have on the date hereof executed and delivered to each other the capital formation agreement attached hereto as Exhibit J (the "Limited REMI I Capital Formation Agreement");

         WHEREAS, the Fund II General Partner and SSB have on the date hereof executed and delivered to each other the placement agent agreement attached hereto as Exhibit K (the "Placement Agent Agreement");

         WHEREAS, in connection with the formation of Fund II and Subsequent Funds and in consideration of the CIG Parties Commitment (as defined herein) and Limited REMI II's procuring Private Banking Client Commitments, CT has on the date hereof agreed to issue, concurrently with the Fund II Initial Closing (as defined herein), to CT-F2-GP with respect to the Fund II General Partner, and, as applicable, concurrently with any Subsequent Closing (as defined herein), to CT-F2-GP with respect to the Fund II General Partner or to any CT Fund Control Person Member (as defined herein) of each Subsequent Fund, as the case may be (and in each case subject to the procedures and limitations set forth in Section 2.2 hereof), certain warrants containing the right to purchase an aggregate number of shares of CT Class A Common Stock at $5.00 per share determined in accordance with the formula set forth in Section 2.2 hereof, each to be issued pursuant to a form of warrant agreement substantially in the form of the Fund I Warrant Agreement (any such warrant constituting either a Fund II Purchase Warrant, a Fund II Service Warrant, a Subsequent Funds Purchase Warrant or a Subsequent Funds Service Warrant (as each term is defined herein), as the case may be);

         WHEREAS, CT-F2-GP has agreed to contribute the Fund II Purchase Warrant and the Fund II, Service Warrant or the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant, as the case may be, when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the applicable number of shares of CT Class A Common Stock as set forth in Section 2.2 hereof, to the Fund II General Partner as part of its capital contribution to the Fund II General Partner pursuant to the Fund II General Partner Agreement, and the CT Parties will cause each CT Fund Control Person Member of a Subsequent Fund's Fund Control Person (as defined herein) to contribute the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant when, as and if issued and contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the applicable number of shares of CT Class A Common Stock as set forth in Section 2.2 hereof, to such Fund Control Person as part of its capital contribution to such Fund Control Person pursuant to the applicable agreement governing such Fund Control Person;

         WHEREAS, the Fund II General Partner and each Fund Control Person, as the case may be, will sell pursuant to the Fund II Warrant Purchase Agreement (as herein defined), as the case may be, to General REMI II or its Affiliates (as defined herein) any Fund II Purchase Warrant or Subsequent Funds Purchase Warrant, as the case may be, contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Purchase Warrant Number and the Subsequent Closing Purchase Warrant Number, as the case may be, as set forth in Section 2.2 hereof;

         WHEREAS, in connection with services to be rendered by Limited REMI II or its Affiliates for the Fund II General Partner and each Subsequent Fund's Fund Control Person, as the case may be, in connection with raising Private Banking Client Commitments to Fund II or any Subsequent Fund, as the case may be, the Fund II General Partner and each Fund Control Person, as the case may be, will transfer to Limited REMI II or its Affiliates any Fund II Service Warrant or Subsequent Funds Service Warrant contributed to it in accordance with the foregoing, containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Service Warrant Number and the Subsequent Closing Service Warrant Number, as the case may be, as set forth in
Section 2.2 hereof.

         WHEREAS, since the Warrant Issuance (as defined herein) is subject to the approval of CT stockholders in accordance with the rules of the New York Stock Exchange ("NYSE"), CT has agreed to certain covenants herein with respect to obtaining such approval and certain members of CT's management and/or entities controlled by and/or for the benefit of their family's ("CT Management Stockholders") and certain other persons who are associates of CT's chairman of the board ("Associated Stockholders") who are listed in and who each have on the date hereof separately entered into a stockholder approval agreement with General REMI II attached hereto as Exhibit L (the "Stockholder Approval Agreement") pursuant to which they agree to vote their shares of CT Class A Common Stock in favor of the Warrant Issuance;

         WHEREAS, each CT Management Stockholder has on the date hereof entered into an agreement with Limited REMI I attached as Exhibit M hereto (the "Stockholder Voting and Lock-Up Agreement") pursuant to which each such stockholder agrees, among other things, to vote its shares of CT Class A Common Stock in favor of the election of the CIG Parties Designees (as herein defined) as directors of CT and to be bound by certain restrictions and limitations on sales of CT Class A Common Stock owned by such stockholder as of the date hereof;

         WHEREAS, in order to obtain a termination of the co-investment right held by the CTP Holders (as herein defined), and alter certain terms of the CTP Securities (as herein defined) to provide CT with significantly greater flexibility with respect to electing to be taxed as a REIT (as herein defined), all of the CTP Holders have on the date hereof signed a term sheet attached hereto as Exhibit N (the "CTP Term Sheet") setting forth the general terms on which the CTP Holders and CT will negotiate with a view toward entering into (i) a modification agreement (the "CTP Modification Agreement") pursuant to which the CTP Holders will agree to amend or restate the indenture underlying, and the declaration of trust governing, the CTP Securities as provided in the CTP Term Sheet; and (ii) a termination agreement pursuant to which the CTP Holders will agree to terminate that certain co-investment agreement with CT (the "Co-Investment Termination Agreement");

         WHEREAS, CT's current corporate business plan adopted by CT's board of directors is attached hereto as Exhibit O ("CT's Business Plan");

         WHEREAS, CT has on the date hereof executed and delivered to the CIG Parties the guaranty of payment attached hereto as Exhibit P (the "CT Guaranty");

         WHEREAS, The Travelers Insurance Company ("TIC") has on the date hereof executed and delivered to CT and the CT Parties the guaranty of payment attached hereto as Exhibit Q (the "TIC Guaranty");

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINED TERMS

     1.1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings:

          "Acquisition Notice" shall have the meaning specified in Section 2.8 of this Agreement.

          "Affiliate" shall mean, with respect to any Person, a Person which, directly or indirectly, Controls or is Controlled by or is under common Control with that Person or is Controlled by a principal executive officer of that Person.

          "Appraisal  Procedures"  shall have the meaning  given to such term in
Section 4.1 hereof.

          "Associate" when used to indicate the relationship with any person, means (i) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, and (ii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person if such person is a corporation or other juridical entity.

          "Associated Stockholders" shall have the meaning given to such term in the Whereas clauses hereof.

          "Bankruptcy" of a party means the institution of any proceedings under any federal or state law for the relief of debtors, including the filing by or against that party of a voluntary or involuntary case under the United States Bankruptcy Code, which proceedings, if involuntary, are not dismissed within sixty (60) days after their filing; an assignment of the property of that party for the benefit of creditors; the appointment of a receiver, trustee or conservator of any substantial portion of the assets of that party, which appointment, if obtained ex parte, is not dismissed within sixty (60) days thereafter; the seizure by a sheriff, receiver, trustee or conservator of any substantial portion of the assets of that party; the failure by that party generally to pay its debts as they become due within the meaning of Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or that party's admission in writing of its inability to pay its debts as they become due.

          "Base  Share  Number"  shall  have the  meaning  given to such term in
Section 2.2 of this Agreement.

          "Board Right Shares" shall mean without duplication the total number of shares of CT Class A Common Stock issued upon exercise of the Warrants, the total number of shares of CT Class A Common Stock issuable upon exercise of the Warrants and the total number of shares related to any contingent cash rights that may be granted by CT in connection with the transactions contemplated herein.

          "Business" shall mean the making or acquisition of Mortgage Loans, Mezzanine Investments and the making of or acquisition of investments in Subordinated Interests.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

          "Business Plan" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Candidate Mezzanine Business Transaction" shall have the meaning given to such term in Section 2.7 hereof.

          "CIG" shall mean Citigroup Investments Inc., a Delaware corporation, an Affiliate of Citigroup Inc.

          "CIG Parties" shall have the meaning given such term in the preamble of this Agreement.

          "CIG Parties Board Right" shall have the meaning given to such term in
Section 2.10 of this Agreement.

          "CIG Parties  Commitment"  shall have the meaning specified in Section
2.5 of this Agreement.

          "CIG Parties Designee" or "CIG Parties Designees" shall have the respective meanings given to such terms in Section 2.10 hereof.

          "CIG Parties Initial Board Designees" shall mean Mr. Marc Weill and Mr. Michael Watson.

          "CIG Parties Ownership Requirement" shall mean the requirement that the CIG Parties and/or their Affiliates shall be the legal and beneficial owners of at least 4,250,000 Board Right Shares.

          "CIG Real Estate" shall mean the real estate division of CIG.

          "Citibank   Private  Banking   Clients"  shall  mean  high  net  worth
individuals or institutions who are clients of Citibank's private bank.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Co-Investment Termination Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Competing Fund Restriction" shall have the meaning given to such term in Section 2.7(a)(ii) of this Agreement.

          "Control" or "Controlled" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting interests, by contract or otherwise.

          "CT" shall have the meaning given to such term in the preamble of this Agreement.

          "CT Board Certificate" shall mean the certificate and attached copy of the applicable resolutions of CT's board of directors, in the form of Exhibit R hereto, signed by the Vice Chairman and Chief Executive Officer of CT and dated the date hereof certifying to General REMI II that the Board of Directors of CT at a meeting duly called and held has created two vacancies on CT's Board of Directors as provided in the By-Laws of CT and has filled such vacancies by nominating the CIG Parties Initial Board Designees as directors to serve until the next annual meeting of the stockholders of CT or until their successors have been elected and have qualified.

          "CT's Business Plan" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT-F2-GP Capital Formation Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT Class A Common Stock" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT D&O Certificate" shall mean the certificate in the form of Exhibit S hereto signed by the Vice Chairman and Chief Executive Officer of CT and dated the date hereof certifying to the CIG Parties that the directors' and officers' liability insurance policies attached to such certificate are in full force and effect and that they cover the CIG Parties Designees as provided in Section 2.10 hereof.

          "CT Fund Control Person Member" shall mean the Affiliate of CT that is a member of a Fund Control Person of a Subsequent Fund.

          "CT Guaranty" shall have the meaning given to such term in the Whereas clause hereof.

          "CT Management Stockholders" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CT Parties  Commitment"  shall have the meaning given to such term in
Section 2.5(b) of this Agreement.

          "CT-F1" shall have the meaning given to such term in the preamble of this Agreement.

          "CT-F2-GP" shall have the meaning given to such term in the preamble of this Agreement.

          "CT-F2-LP" shall have the meaning given to such term in the preamble of this Agreement.

          "CT Parties" shall have the meaning given to such term in the preamble of this Agreement.

          "CTIMCO" shall have the meaning given to such term in the preamble of this Agreement.

          "CTP" shall mean the $150,000,000 in the aggregate liquidation amount of 8.25% step up convertible trust preferred securities representing undivided beneficial interest in the assets of the CT Convertible Trust I, a Delaware statutory business trust and consolidated subsidiary of CT (the "Trust"), which was organized pursuant to that certain declaration of trust, dated and effective as of July 28, 1998, as amended, by CT and the Trustees as defined therein and the holders, from time to time, of undivided beneficial interest in the Trust and commonly referred to by CT as the "CTP."

          "CTP Holders" shall mean the holders of one hundred percent (100%) of the aggregate liquidation amount of the CTP.

          "CTP Modification Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "CTP Securities" shall have the meaning given to such term in the CTP Modification Agreement.

          "CTP Term Sheet" has the meaning given to such term in the Whereas clauses hereof.

          "Cumulative Investment Management Fee" shall have the meaning given to such term in Section 2.11 hereof.

          "Cumulative Investment Management Fee Base" shall mean the aggregate Investment Management Fee Base for all the Investment Management Fee Base Funds determined as at a date that is five (5) Business Days prior to the end of each calendar quarter and applicable with respect to the then next succeeding calendar quarter calculated as provided in Section 2.11 hereof.

          "Cumulative Investment Management Fee Base Certificate" shall have the meaning given to such term in Section 2.11 hereof.

          "Cumulative Investment Management Fee Deficiency Amount" shall have the meaning given to such term in Section 2.11 of this Agreement.

          "Cumulative Management Fee" shall mean the aggregate Management Fee payable by each of the Investment Management Fee Base Funds to its respective Fund Control Person on the first day of a calendar quarter with respect to that calendar quarter.

          "Definitive Proposed Fund Acceptance" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Definitive Proposed Fund Offer" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Definitive Proposed Fund Rejection" shall have the meaning given to such term in Section 2.6 of this Agreement.

          "Disability" or "Disabled" with respect to any Key Individual shall mean the determination of a qualified licensed physician reasonably acceptable to the subject Key Individual having admission privileges at a hospital located in the Borough of Manhattan in New

York City that such Key Individual is unable to engage in substantially all of the activities required by him under the Fund I Investment Management Agreement, the Fund II Investment Management Agreement and all similar investment management agreements entered into between CTIMCO (or affiliated investment manager) and Fund Control Persons and/or Funds by reason of any medically determined physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than five months.

          "Equity  Securities"  shall  have the  meaning  given to such  term in
Section 2.8(b) hereof.

          "Experienced  Appraiser"  shall have the meaning given to such term in
Section 4.1 hereof.

          "Extension Date" shall mean the later of the three-month period ended on March 31, 2001 if the Extension Right is exercised to extend the date on which the Unwind Right becomes exercisable for one three-month period, or the three-month period ended on June 30, 2001 if the Extension Right is exercised to extend the date upon which the Unwind Right becomes exercisable for a second three-month period.

          "Extension Right" shall mean the right of each of Limited REMI I and CT-F1 to extend the date upon which the Fund II Initial Closing must have occurred before either Limited REMI I or CT-F1 shall have the right to exercise the Unwind Right pursuant to Section 2.12 hereof for two successive three-month periods following December 31, 2000, which may not be exercised by either Limited REMI I or CT-F1 to extend such date upon which the Unwind Right becomes exercisable past June 30, 2001.

          "Fair Market Value" shall mean, with respect to an asset, the price at which that asset would be sold between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts concerning the asset and neither acting under any compulsion to buy or sell.

          "Fiscal Year" shall mean any twelve month period ended December 31.

          "Fund" or "Funds" shall have the meaning given to such terms, respectively, in the Whereas clauses of this Agreement.

          "Fund Control Person" shall mean the general partner of Fund II and each Other Fund or if an Other Fund shall not be structured as a partnership then the managing member of an Other Fund if structured as a limited liability company or such other Person as may have effective Control of an Other Fund if such Other Fund is structured in a manner other than as a partnership or limited liability company.

          "Fund I" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Investment Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Promissory Note" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund I Warrant Purchase Agreement" shall mean the Warrant Purchase Agreement pursuant to which Limited REMI I shall purchase the Fund I Warrant from Fund I in consideration of the delivery of the Fund I Promissory Note to Fund I.

          "Fund II" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II General Partner" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II General Partner Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Initial Closing" shall have the meaning given to such term in
Section 2.2 of this Agreement.

          "Fund II Investment Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Management Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Fund II Partnership Agreement" shall mean the amended and restated agreement of limited partnership of Fund II.

          "Fund II PPM" shall mean the confidential private placement memorandum of Fund II to be prepared by General REMI II and CT-F2-GP.

          "Fund II Purchase Warrant" shall mean the warrant which, as set forth in Section 2.2(b) hereof and subject to the conditions described in Section 2.2(b) hereof, shall be (i) executed and delivered by CT to CT-F2-GP, (ii) contributed by CT-F2-GP to the Fund II General Partner, and (iii) sold by the Fund II General Partner to General REMI II concurrently with the Initial Closing of Fund II, and which shall contain the right to purchase a number of shares of CT Class A Common Stock as set forth in Section 2.2(b)(iv) hereof.

          "Fund II Purchase Warrant Promissory Note" shall have the meaning given to such term in Section 2.2 hereof.

          "Fund II Service Warrant" shall mean that warrant which, as set forth in Section 2.2(b) hereof and subject to the conditions described in Section 2.2(b) hereof, shall be (i) executed and delivered by CT to CT-F2-GP, (ii) contributed by CT-F2-GP to the Fund II General Partner, and (iii) assigned by the Fund II General Partner to Limited REMI II concurrently with the Initial Closing of Fund II, and which shall contain the right to purchase a number of shares of CT Class A Common Stock as set forth in Section 2.2(b)(iv) hereof.

          "Fund II Warrant Purchase Agreement" shall mean the Warrant Purchase Agreement entered into on the date hereof pursuant to which General REMI II or its Affiliate shall purchase forward the Fund II Purchase Warrant or the Subsequent Funds Purchase Warrant, as the case may be, from the Fund II General Partner or Subsequent Fund's Fund Control Person, as the case may be, in consideration of the delivery of, or an adjustment to, the Fund II Purchase Warrant Promissory Note in the form of Exhibit T hereto.

          "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis throughout the term of this Agreement.

          "General REMI II" shall have the meaning given to such term in the preamble of this Agreement.

          "Initial Closing Purchase Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Initial Closing Service Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Initial  Share  Number"  shall have the meaning given to such term in
Section 2.2 hereof.

          "Invested Capital" shall mean with respect to any Fund the aggregate capital invested by partners or members in the Fund net of that portion of distributions made to such partners or members constituting the cost basis return of capital and net of realized losses.

          "Investment Management Fee" shall have the meaning given to such term in Section 2.11 of this Agreement.

          "Investment Management Fee Base" with respect to any Fund (i) during such Fund's Investment Period shall mean (y) the aggregate capital commitments to such Fund, and, without duplication, (z) aggregate capital contributions made by investors pursuant to their capital commitments to such Fund, and (ii) after such Fund's Investment Period shall mean Invested Capital.

          "Investment Management Fee Base Funds" shall mean Fund II and each Subsequent Fund or Other Fund.

          "Investment Period" with respect to any Fund shall mean the period commencing on the first closing of such Fund and ending on such date as is provided in such Fund's partnership agreement or other governing instrument during which the Fund shall be permitted to invest the capital of such Fund in Business assets.

          "Key Individuals" shall have the meaning given to such term in Section
2.13 of this Agreement.

          "Key Individuals Requirement" shall mean the covenants of CTIMCO set forth in Section 1.3 of the Fund I Investment Management Agreement, Section 1.4 of the Fund II Investment Management Agreement, and substantially the same covenants relating to Key Individuals to be set forth in each investment management agreement between CTIMCO (or its affiliated investment management company) and each Fund Control Person and each Fund.

          "LIBOR" shall mean, with respect to the Cumulative Management Fee Deficiency Amount outstanding at the time of payment thereof pursuant to Section 2.11(c)(i) of this Agreement, an interest rate per annum (calculated as simple interest, not compounded) equal to the rate of the offered quotation, if any, to first class banks in the 30 day London Interbank Offer Rate market for US dollar deposits of amounts in immediately available funds comparable to the principal amount of the Cumulative Management Fee Deficiency Amount outstanding at the time of payment thereof pursuant to Section 2.11(c)(i) of this Agreement with maturities comparable to the period of time from the initial determination of the Cumulative Management Fee Deficiency Amount until the payment thereof in accordance with Section 2.11(c)(i) of this Agreement as of 10:00 a.m. (New York time) on the date of the such initial determination.

          "Limited REMI I" shall have the meaning given to such term in the preamble of this Agreement.

          "Limited REMI I Capital Formation Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Limited REMI II" shall have the meaning given to such term in the preamble of this Agreement.

          "Management Fee" shall mean the management fee payable by each Fund other than Fund I to its respective Fund Control Person or affiliated management company.

          "Mezzanine Business" shall mean the making of Mezzanine Investments.

          "Mezzanine Investments" shall mean high-yielding loans to commercial real estate owners and property developers that are subordinate to senior financing and are evidenced by a subordinate mortgage, a subordinate participation in an integrated whole loan, or a pledge of the ownership interests in the borrowing property owner. In some cases, the investment may take the form of certificates in a trust or a preferred equity interest in the property owning entity.

          "Mortgage Loans" shall mean senior and subordinated loans, whether interim, mid-term or long-term or a combination of the foregoing, to commercial real estate owners and property developers.

          "Notice" shall have the meaning given to such term in Section 8.2 hereof.

          "NYSE" shall mean the New York Stock Exchange.

          "Option  Period"  shall have the meaning given to such term in Section
2.6 of this Agreement.

          "Other Funds" or "Other Fund" shall have the respective meanings given to such terms in the Whereas clauses of this Agreement.

          "Placement Agent Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Private   Banking   Client   Commitments"   shall  mean  any  capital
commitments made by Citibank Private Banking Clients to Fund II, Subsequent Funds or any Other Funds, as the case may be.

          "Person" shall mean any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, limited liability company, limited liability partnership, real estate investment trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

          "Proposed  Fund" shall have the meaning  given to such term in Section
2.6 of this Agreement.

          "Proposed Fund Key Items" shall have the meaning given to such term in
Section 2.6 hereof.

          "Proposed  Fund Notice"  shall have the meaning  given to such term in
Section 2.6 of this Agreement.

          "Proposed  Fund Offer"  shall have the  meaning  given to such term in
Section 2.6 of this Agreement.

          "Pro Rata Share" shall have the meaning  given to such term in Section
2.11 of this Agreement.

          "Registration Rights Agreement" shall mean the agreement pursuant to which CT agrees to register the CT Class A Common Stock issuable pursuant to the Fund I Warrant, the Fund II Purchase Warrant, the Fund II Service Warrant, the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant substantially in the form of Exhibit U hereto (the "Registration Rights Agreement").

          "REIT" shall mean a real estate investment trust within the meaning of
Section 856 of the Code.

          "REIT  Tax  Matters"  shall  have the  meaning  given to such  term in
Section 2.14 of this Agreement.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "SSB" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Shortfall  Amount"  shall have the meaning given such term in Section
2.11 hereof.

          "Stockholder Approval Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Stockholder Voting and Lock-Up Agreement" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Subordinated Interests" shall mean rated and unrated interests in public and private commercial mortgage backed securities.

          "Subsequent  Closing"  shall  have the  meaning  given to such term in
Section 2.2 hereof.

          "Subsequent Closing Purchase Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Subsequent Closing Service Warrant Number" shall have the meaning given to such term in Section 2.2 hereof.

          "Subsequent Funds" shall have the meaning given to such term in the Whereas clauses of this Agreement.

          "Subsequent Funds Purchase Warrant" shall mean any warrant which, as set forth in Section 2.2(c) hereof and subject to the conditions described in
Section 2.2(c) hereof, shall be (i) executed and delivered by CT to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be,
(ii) contributed by either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, and (iii) sold by the Fund II General Partner or the Fund Control Person of the applicable
Subsequent Fund, as the case may be, to General REMI II or its Affiliate, concurrently with a subsequent closing of Fund II or a closing of a Subsequent Fund, as the case may be, and which shall contain the right to purchase a number of shares of CT Class A Common Stock pursuant to Section 2.2(c)(ii) hereof.

          "Subsequent Funds Purchase Warrant Promissory Note" shall have the meaning given to such term in Section 2.2(c)(ii) hereof.

          "Subsequent Funds Service Warrant" shall mean any warrant which, as set forth in Section 2.2(c) hereof and subject to the conditions described in
Section  2.2(c)  hereof,  shall be

(i) executed and delivered by CT to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, (ii) contributed by either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, and (iii) assigned by the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, to Limited REMI II or its Affiliate, concurrently with a Subsequent Closing and which shall contain the right to purchase a number of shares of CT Class A Common Stock pursuant to Section 2.2(c)(ii) hereof.

          "Subsequent Share Number" shall have the meaning given to such term in
Section 2.2 hereof.

          "Termination  Right"  shall  have the  meaning  given to such  term in
Section 2.12(e) hereof.

          "Transaction Documents" shall mean all of the documents attached hereto as Exhibit A through Exhibit U hereof.

          "Unwind" shall have the meaning given to such term in the Fund I Agreement.

          "Unwind Right" shall mean the respective rights of Limited REMI I and CT-F1 set forth in Section 2.12 of this Agreement to cause the Unwind to occur pursuant to the Fund I Agreement.

          "Warrant Issuance" shall mean the issuance of the Fund II Purchase Warrant, the Fund II Service Warrant, the Subsequent Funds Purchase Warrant, and the Subsequent Fund Service Warrant by CT to CT-F2-GP for subsequent contribution to the Fund II General Partner with respect to Fund II and to C2-F2-GP or its Affiliate for subsequent contribution to the Fund Control Persons in connection with any Subsequent Funds as provided herein.

          "Warrant Purchase Agreement" shall mean the Fund II Warrant Purchase Agreement as such may be modified and assigned from time to time as contemplated in Section 2.2 hereof.

     1.2. General References. References in this Agreement to "Articles," "Sections," "Exhibits" and "Schedules," shall be to the Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specifically provided; any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference; the words "herein", "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any Person shall be deemed to include such Person's permitted heirs, personal representatives, successors and assigns; and (b) to any agreement, any document or any other written instrument shall be a reference to such agreement, document or instrument together with all exhibits, schedules, attachments and appendices thereto, and in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (c) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time with an effective date rendering such change applicable to the event or transaction in question.

                                   ARTICLE II
                                   THE VENTURE

     2.1. Agreements Executed and Delivered Simultaneously with this Agreement. Simultaneously with the execution and delivery of this Agreement, the respective parties to the following agreements have executed and delivered such agreements to the respective other parties to such agreements: the CT-F2-GP Capital Formation Agreement, the CT Guaranty, the Fund I Agreement, the Fund I Investment Management Agreement, the Fund I Promissory Note, the Fund I Warrant Agreement, the Fund I Warrant Purchase Agreement, the Fund II Investment Management Agreement, the Fund II General Partner Agreement, the Fund II Warrant Purchase Agreement, the Limited REMI I Capital Formation Agreement, the
Placement Agent Agreement, the Stockholder Voting and Lock-Up Agreement, the Stockholder Approval Agreement and the TIC Guaranty. As soon as practicable after the date hereof, (i) CT shall deliver to the CIG Parties copies of the fully executed Co-Investment Termination Agreement, the CTP Modification Agreement (and the documents and agreements referenced therein), and (ii) CT and the CIG Parties shall cooperate in good faith to finalize the Registration
Rights  Agreement  and to  execute  and  deliver  the same to each  other.

     2.2. Agreements to be Executed and Delivered in Connection with the Closings of Fund II and Subsequent Funds.(a) The parties hereby agree that promptly after the date hereof each will cooperate with the other and SSB in good faith to prepare the Fund II PPM and the Fund II Partnership Agreement. The parties hereby agree to use their reasonable commercial efforts to market and promote Fund II to potential third party investors (including Citibank Private Banking Clients) and to effectuate the Fund II Initial Closing on or prior to December 31, 2000 (or the Extension Date), or earlier if practicable.

          (b) The initial closing of Fund II (the "Fund II Initial Closing") shall take place promptly after the capital commitments to Fund II aggregate at least $495,833,334, which sum shall include the capital commitment pursuant to the CIG Parties Commitment and shall include the capital commitment of the CT Parties pursuant to the CT Parties Commitment. If the Fund II Initial Closing occurs on or prior to December 31, 2000, or any Extension Date, then at the Fund II Initial Closing:

               (i) Limited REMI II shall execute and deliver the Fund II Partnership Agreement to the Fund II General Partner and shall commit to contribute to the capital of Fund II pursuant to the CIG Parties Commitment, and CT-F2-LP shall execute and deliver the Fund II Partnership Agreement to the Fund II General Partner and shall commit to contribute to the capital of Fund II pursuant to the CT Parties Commitment;

               (ii) General REMI II and CT-F2-GP shall cause the Fund II General Partner to execute and deliver the Fund II Partnership Agreement and all related subscription agreements and other agreements and documents to be executed by the Fund II General Partner pursuant to the Fund II Partnership Agreement (other than the Fund II Investment Management

Agreement which shall be executed and delivered by and between the parties thereto pursuant to Section 2.1 hereof);

               (iii)  If the  approval  by  CT's  stockholders  of  the  Warrant
Issuance as provided in Section 2.3 has been obtained, CT shall execute and deliver a Fund II Purchase Warrant and a Fund II Service Warrant as set forth in this Section 2.2(b) to CT-F2-GP, in which case CT-F2-GP shall contribute the Fund II Purchase Warrant and the Fund II Service Warrant to the Fund II General Partner, that contain the right to purchase an aggregate number of shares of CT Class A Common Stock (subject to adjustment as provided therein) equal to (w) 500,000 (the "Base Share Number") plus (x) the number (the "Initial Share Number") obtained by multiplying 4,750,000 by the lesser of (a) one (1) or (b) the fraction obtained by dividing the sum of the aggregate dollar amount committed by the CIG Parties and the aggregate Private Banking Client Commitments made at the Fund II Initial Closing by $250,000,000; provided however, CT shall not be obligated to issue pursuant to Sections 2.2(b) and 2.2(c) warrants to purchase more than 5,250,000 shares of CT Class A Common Stock in the aggregate. CT shall issue a Fund II Purchase Warrant and a Fund II Service Warrant for subsequent purchase or assignment, as the case may be, as follows. The number of shares issuable upon exercise of the Fund II Purchase Warrant that may be purchased by General REMI II from the Fund II General Partner pursuant to the Fund II Warrant Purchase Agreement at the Fund II Initial Closing shall be the sum of (y) the Base Share Number and (z) a number determined by multiplying the Initial Share Number by a fraction the numerator of which is the dollar amount committed by the CIG Parties at the Fund II Initial Closing and the denominator of which is the sum of the aggregate dollar amount committed by the CIG Parties and the aggregate Private Banking Client Commitments at the Fund II Initial Closing (the "Initial Closing Purchase Warrant Number"). The number of shares issuable upon exercise of the Fund II Service Warrant to which Limited REMI II shall be entitled to have the Fund II General Partner assign to it at the Fund II Initial Closing shall be determined by multiplying the Initial Share Number by a fraction the numerator of which is the aggregate Private Banking Client Commitments made at the Fund II Initial Closing and the denominator of which is the sum of the aggregate Private Banking Client Commitments and the aggregate dollar amount committed by the CIG Parties at the Fund II Initial Closing (the "Initial Closing Service Warrant Number");

               (iv) General REMI II and CT-F2-GP shall cause the Fund II General Partner to sell and assign to General REMI II pursuant to the Fund II Warrant Purchase Agreement the Fund II Purchase Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Purchase Warrant Number in consideration of the execution and delivery to the Fund II General Partner of a promissory note substantially in the form of the Fund I Promissory Note in a principal amount equal to $0.32 per share of CT Class A Common Stock times the Initial Closing Purchase Warrant Number (the "Fund II Purchase Warrant Promissory Note"). General REMI II and CT-F2-GP shall also cause the Fund II General Partner to assign and deliver to Limited REMI II the Fund II Service Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Initial Closing Service Warrant Number. CT hereby consents to such sales and/or assignments and agrees to enter General REMI II as the record owner of such Fund II Purchase Warrant and Limited REMI II as the record owner of such Fund II Service Warrant on its books and records as the record holders thereof.

               (v) General REMI II and the Fund II General Partner shall execute and deliver to each other the Fund II Warrant Purchase Agreement, and General REMI II shall execute and deliver the Fund II Initial Closing Purchase Warrant Promissory Note to the Fund II General Partner;

               (vi) General REMI II and CT-F2-GP shall cause the Fund II General Partner to execute and deliver, and the Fund II General Partner shall cause Fund II to execute and deliver, the Fund II Management Agreement; and

               (vii) General REMI II and CT-F2-GP shall execute and deliver to each other, and shall cause their Affiliates, agents and counsel to execute and deliver, customary documentation, certificates, schedules and opinions related to the Fund II Initial Closing.

          (c) (i) At each subsequent closing of Fund II and each closing of each Subsequent Fund (each a "Subsequent Closing") until the aggregate CIG Parties Commitment has been made in accordance with Section 2.5, if the approval by CT's stockholders of the Warrant Issuance as provided in Section 2.3 has been obtained, CT shall execute and deliver a Subsequent Funds Purchase Warrant and a Subsequent Funds Service Warrant to either CT-F2-GP or the applicable CT Fund Control Person Member, as the case may be, in which case CT-F2-GP or the CT Fund Control Person Member shall contribute the Subsequent Funds Purchase Warrant and the Subsequent Funds Service Warrant to the Fund II General Partner or the Fund Control Person of the applicable Subsequent Fund, as the case may be, that contain the right to purchase an aggregate number of shares of CT Class A Common Stock (subject to adjustment as provided therein) equal to the number obtained by multiplying 4,750,000 by the lesser of (a) one (1) or (b) the fraction obtained by dividing the additional aggregate dollar amount committed by the CIG Parties and the Private Banking Client Commitments at such Subsequent Closing (i.e., excluding commitments made at prior closings) by $250,000,000 (each a "Subsequent Share Number"). CT shall issue a Subsequent Funds Purchase Warrant and a Subsequent Funds Service Warrant for subsequent purchase and/or assignment as follows. The number of shares issuable upon exercise of the Subsequent Funds Purchase Warrant that may be purchased pursuant to a Warrant Purchase Agreement at each such Subsequent Closing shall be determined by multiplying the Subsequent Share Number by a fraction the numerator of which is the additional dollar amount committed by the CIG Parties at such Subsequent Closing (i.e., excluding commitments made at prior closings) and the denominator of which is the sum of the aggregate dollar amount committed by the CIG Parties and the additional aggregate Private Banking Client Commitments at such Subsequent Closing (i.e., excluding commitments made at prior closings) (the "Subsequent Closing Purchase Warrant Number"). The number of shares issuable upon exercise of the Subsequent Funds Service Warrant to which Limited REMI II or its Affiliates shall be entitled to have assigned and delivered to it at such Subsequent Closing shall be determined by multiplying the Subsequent Share Number by a fraction the numerator of which is the aggregate additional Private Banking Client Commitments made at such Subsequent Closing (i.e., excluding commitments made at prior closings) and the denominator of which is the sum of the additional aggregate Private Banking Client Commitments and the additional aggregate dollar amount committed by the CIG Parties at such Subsequent Closing (the "Subsequent Closing Service Warrant Number").

               (ii) At each such closing, the Fund II General Partner or each Subsequent Fund's Fund Control Person, as the case may be, shall sell and assign to General REMI II or, in the case of a subsequent Fund, to its designated Affiliate pursuant to a Warrant Purchase Agreement the Subsequent Funds Purchase Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Subsequent Closing Purchase Warrant Number in consideration of, in the case of Fund II, an adjustment by the Fund II General Partner and General REMI II of Exhibit A to the Fund II Purchase Warrant Promissory Note as set forth in the Fund II Warrant Purchase Agreement and, in the case of a Subsequent Fund, the execution and delivery to such Subsequent Fund's Fund Control Person of a promissory note substantially in the form of the Fund II Purchase Warrant Promissory Note in the principal amount equal to $0.32 per share (the "Subsequent Funds Purchase Warrant Promissory Note") and shall assign and deliver the Subsequent Funds Service Warrant containing the right to purchase a number of shares of CT Class A Common Stock equal to the Subsequent Closing Service Warrant Number to Limited REMI II or, in the case of a Subsequent Fund, to its designated Affiliate. CT hereby consents to such sale and/or assignments and agrees to enter on its books and records General REMI II or, in the case of a Subsequent Fund, to its Affiliate as the record owner of such Subsequent Funds Purchase Warrant and Limited REMI II or, in the case of a Subsequent Fund, its Affiliate as the record owner of such Subsequent Funds Service Warrant. In addition, General REMI II in the case of Fund II shall execute and deliver the Fund II Purchase Warrant Promissory Note to the Fund II General Partner and, in the case of a Subsequent Fund, General REMI II's Affiliate shall execute and deliver the Subsequent Funds Purchase Warrant Promissory Note to each Subsequent Fund's Fund Control Person. Furthermore, General REMI II shall cause each Subsequent Fund's Fund Control Person from which General REMI II's Affiliate shall have purchased such Subsequent Funds Purchase Warrant to treat the effect of the foregoing on the books and records of each such Fund Control Person in substantially the same manner as the purchase and assignment of the Fund I Warrant are treated in the Fund I Agreement.

          (d) The Fund II General Partner and Limited REMI II, for themselves and on behalf of each such Fund Control Person, acknowledge that the Fund II Service Warrants and the Subsequent Funds Service Warrants issuable pursuant to
Section 2.2(b) and 2.2(c) are the only compensation to which Limited REMI II (or with respect to Subsequent Funds, its Affiliates) shall be entitled in consideration of its raising capital from the Citibank Private Banking Clients.


     2.3. Approval by CT's Stockholders. The CIG Parties acknowledge that the Warrant Issuance is subject to the prior approval by CT's stockholders. CT, acting through its board of directors, shall in accordance with Maryland law, duly call, give notice of, and convene and hold a special meeting of stockholders (the "Special Meeting") to be held as soon as reasonably practicable for the purpose of voting on the approval of the Warrant Issuance. Subject to any duties of directors under Maryland law based on advice of counsel, CT's board of directors shall, in connection with such meeting, unanimously recommend that CT's stockholders approve the Warrant Issuance and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of the stockholders in favor of the Warrant Issuance. Without limiting the foregoing, CT shall: (i) within thirty (30) days (subject to extension for an additional fifteen (15) days upon request by CT to General REMI II and General REMI II's consent thereto, which consent shall not be withheld if CT is diligently pursuing such preparation and filing) of the date of this Agreement prepare and file a preliminary proxy statement and form of proxy relating to the approval of the Warrant Issuance with the SEC in compliance with applicable securities laws and regulations (ii) as soon as practicable after the date any SEC comments thereon or on any revised materials have been cleared, shall mail to CT's stockholders definitive proxy materials and (iii) as soon as practicable after the date of mailing shall hold the Special Meeting.

     2.4. Business Plan. General REMI II and CT-F2-GP hereby approve the Business Plan for the Funds. The Business Plan may be modified or amended, and variances therefrom may be made, only with the prior written consent of both General REMI II and CT-F2-GP, which consent may be withheld or granted in each party's sole discretion. The Business Plan shall be applicable to all of the Funds other than Fund I, it being agreed between the parties that the business of Fund I shall be determined as set forth in the Fund I Agreement. The respective definitions of "Business" and "Mezzanine Business" as used in this Agreement may not be modified or amended, whether by modifications or amendments to the Business Plan or otherwise, except by an amendment to this Agreement as provided in this Agreement and no usage of such terms in the Business Plan or other documents or agreements amongst the parties shall affect or modify, or be interpreted to affect or modify, the respective definitions of such terms in this Agreement or in any amendment to this Agreement.

     2.5. The CIG Parties Commitment; CT Parties Commitment. (a) The CIG Parties hereby commit to contribute to the capital of Fund II (including any capital commitment to the Fund II General Partner or to the Fund Control Person of any Subsequent Fund necessary to permit the Fund II General Partner or such Fund Control Person to make its capital commitments to Fund II or to such Subsequent Fund and to pay any placement fees and any organizational costs not paid by the applicable Fund) at the Fund II Initial Closing and at each subsequent closing of Fund II, one dollar for every three dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing, provided, however, that the CIG Parties shall have no obligation to make aggregate capital commitments to Fund II in an amount greater than $250,000,000. To the extent that the CIG Parties' aggregate capital commitments to Fund II pursuant to the foregoing sentence are less than $250,000,000, at each successive closing of each Subsequent Fund proposed by CT pursuant to the procedures set forth in Section
2.6 (a) hereof that occurs on or prior to December 31, 2001, the CIG Parties in the aggregate shall commit, or cause one or more of their Affiliates to commit, to contribute to the capital of such Subsequent Fund (either directly or through the applicable Fund Control Person) one dollar for every three dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing until the aggregate capital commitments of the CIG Parties and/or their Affiliates to Fund II and such Subsequent Fund shall equal $250,000,000. Any capital commitments made by the CIG Parties or any of their Affiliates shall first be made in an amount sufficient (together with the commitments made by the CT Parties or their Affiliates) to permit the Fund II General Partner or the Fund Control Person of each Subsequent Fund, as the case may be, to meet its capital commitment to Fund II or such Subsequent Fund and then as limited partners in Fund II or as limited partners or members in any Subsequent Funds. Any commitment made by the CIG Parties or their Affiliates as a limited partner or member to any Fund shall be made on the same basis and same terms and conditions as those made by third party investors in the applicable Fund. The aggregate capital commitments by the CIG Parties and its Affiliates at the Fund II Initial Closing, each subsequent closing of Fund II and each closing of each Subsequent Fund made in accordance with the foregoing are collectively referred to herein as the "CIG Parties Commitment."

          (b) The CT Parties hereby agree that for each four dollars committed by the CIG Parties or their Affiliates in the aggregate pursuant to the CIG Parties Commitment, the CT Parties will commit one dollar to the capital of Fund II and any Subsequent Funds (including any capital commitment to the Fund II General Partner or to the Fund Control Person of any Subsequent Fund necessary to permit the Fund II General Partner or such Fund Control Person to make its capital commitments to Fund II or to such Subsequent Fund and to pay any placement fees and any organizational costs not paid by the applicable Fund) proposed by CT pursuant to Section 2.6 hereof at the same time as the CIG Parties or their Affiliates invest pursuant to Section 2.5(a) hereof; provided, however that CT will have no obligation to make aggregate capital commitments in an amount greater than $62,500,000. Any capital commitments made by the CT Parties shall first be made in an amount sufficient (together with the commitments made by the CIG Parties and their Affiliates) to permit the Fund II General Partner or the Fund Control Person of each Subsequent Fund, as the case may be, to meet its capital commitment to Fund II or such Subsequent Fund and then as a limited partner in Fund II or as a limited partner or member in any Subsequent Funds. Any commitment made by the CT Parties as a limited partner or member to any Fund shall be made on the same terms and conditions as the CIG Parties as provided in Section 2.5(a) hereof. The aggregate capital commitments by the CT Parties at the Fund II Initial Closing, each subsequent closing of Fund II and each closing of each Subsequent Fund made in accordance with the foregoing are collectively referred to herein as the "CT Parties Commitment."

     2.6. General REMI II's Right of First Refusal. (a) Subject to Section 2.7 below, if at any time after the Fund II Initial Closing, CT or any of its Affiliates desires to form an Other Fund (a "Proposed Fund"), it shall deliver notice (the "Proposed Fund Notice") thereof to General REMI II which sets forth a term sheet summary of the material terms and conditions of the Proposed Fund (providing particular details with respect to (i) the proposed management fee payable by the Proposed Fund to the Fund Control Person, (ii) the "promote" or "carried interest" to be distributed to the Fund Control Person, (iii) the preferred return to the limited partners or members, (iv) the Investment Period,
(v) the term of the Proposed Fund, (vi) the Proposed Fund's investment strategy and business plan, (vii) the anticipated timing of the offering, (viii) the proposed placement agent(s), (ix) the minimum dollar size of the Proposed Fund,
(x) the amount of the CT Parties  commitment,  if any, to the Proposed Fund, and
(xi) such other items as the parties may from time to time mutually agree -- all of the foregoing are herein after referred to collectively as the "Proposed Fund Key Items" or individually as a "Proposed Fund Key Item"). The Proposed Fund Notice shall be deemed an offer by CT to General REMI II or its designated Affiliate to co-sponsor the Proposed Fund, to share ownership of the Fund Control Person on a 50/50 basis, to share in the "promote" or "carried interest" to be distributed to the Fund Control Person of the Proposed Fund on a 50/50 basis, and share on a 50/50 basis the net management profits (after payment of the applicable Investment Management Fee and any other costs) (the "Proposed Fund Offer"). Except as provided below, General REMI II shall have sixty days from the date of its receipt of the Proposed Fund Notice (the "Option Period") to consider such Proposed Fund Offer. During such period, CT shall afford General REMI II or its Affiliates, as well as any prospective placement agents, full opportunity to conduct customary due diligence with respect to CT and such Proposed Fund. During such sixty-day period the parties shall cooperate in good faith to agree on the Proposed Fund Key Items. If after 30 days from the date of the Proposed Fund Notice the parties are unable to agree on the Proposed Fund Key Items, and any one of the investment banking firms listed on Schedule 2.6 hereof selected by CT informs the parties in writing that it believes the Proposed Fund Key Items, as modified, if at all, pursuant to such good faith discussions between the parties, are then "market" terms and that such investment banking firm is willing to serve as placement agent of the Proposed Fund on a contingent and success fee basis in accordance with such Proposed Fund Key Items, then upon the parties receipt of such written notice from the investment banking firm the Proposed Fund Offer shall be deemed definitive (a "Definitive Proposed Fund Offer"). On or before the expiration of a ten-day period from the date the Proposed Fund is first deemed a Definitive Proposed Fund Offer, General REMI II shall deliver to CT either a notice of acceptance of the Definitive Proposed Fund Offer (a "Definitive Proposed Fund Acceptance") or a notice of rejection of the Definitive Proposed Fund Offer (a "Definitive Proposed Fund Rejection"). If General REMI II shall fail to deliver either a Definitive Proposed Fund Acceptance or a Definitive Proposed Fund Rejection within the Option Period, it shall be deemed to have delivered a Definitive Proposed Fund Rejection as at the last day of the Option Period.

          (b) A Proposed Fund with respect to which General REMI II shall have delivered a Definitive Proposed Fund Acceptance shall be deemed to be an Other Fund. If General REMI II delivers to CT a Definitive Proposed Fund Acceptance within the Option Period, CT and General REMI II or its designated Affiliate shall cooperate in good faith to prepare all offering materials, forms of agreements and all other materials related to the Proposed Fund and to market the Proposed Fund in as expeditious a manner as is practicable under the circumstances. Subject to Section 2.5(a), the Definitive Proposed Fund Acceptance shall be deemed to constitute the obligation of General REMI II or its Affiliate to commit to contribute to the capital of the Proposed Fund at each closing of the Proposed Fund one dollar for every four dollars committed by third party investors (excluding commitments made by CT or its Affiliates, but including Private Banking Client Commitments) at such closing, provided, however, that neither General REMI II nor its Affiliates shall be obligated to make aggregate capital commitments to the Proposed Fund in an amount greater than $200,000,000, including 50% of any capital commitment to such Proposed Fund's Fund Control Person necessary to permit such Fund Control Person to make its capital commitment to such Proposed Fund and to pay any placement fees and any organizational costs not paid by such Proposed Fund. CT shall not be required to make any capital commitment to such Proposed Fund other than 50% of any capital commitment to such Proposed Fund's Fund Control Person necessary to permit such Fund Control Person to make its capital commitment to such Proposed Fund and to pay any placement fees and any organizational costs not paid by such Proposed Fund. All additional capital commitments made by General REMI II or any of its Affiliates pursuant to the foregoing provisions of this Section 2.6(b), and any additional capital commitments made by CT or its Affiliates in a Proposed Fund, shall be made on the same basis and same terms and conditions as those made by the third party investors in the Proposed Fund.

          (c) If General REMI II delivers or is deemed to have delivered a Definitive Proposed Fund Rejection with respect to a Definitive Proposed Fund Offer, CT shall have the right to sponsor the Proposed Fund (even where the Proposed Fund Key Items of the Proposed Fund are modified). If pursuant to the foregoing procedures of this Section 2.6, General REMI II shall have delivered or shall be deemed to have delivered a Definitive Proposed Fund Rejection with respect to two Proposed Funds, CT shall have the right to terminate General REMI II's right of first refusal set forth in this Section 2.6 and CT may exercise such right by providing General REMI II with written notice of such termination; provided, however, if the CT Parties or their Affiliates are unable to close a Proposed Fund (whether or not on the same or different Proposed Fund Key Items for which General REMI II delivered or was deemed to have delivered a Definitive Proposed Fund Rejection) then any such rejection by General REMI II shall not constitute a Definitive Proposed Fund Rejection for purposes of this sentence.

     2.7. CIG Real Estate Exclusivity. (a) During the period commencing on the date of the Fund II Initial Closing and continuing through the respective Investment Periods of Fund II, Subsequent Funds and any Other Funds, the following shall apply:

               (i) During the applicable Fund's Investment Period, if CIG Real Estate is presented with a candidate transaction relating directly to the Mezzanine Business in the United States and CIG Real Estate has developed enough information about the candidate transaction to conclude preliminarily that it is interested in pursuing it (a "Candidate Mezzanine Business Transaction"), CIG Real Estate shall provide notice (a "Candidate Transaction Notice") thereof to CT, with a copy to the applicable Fund Control Person, for consideration by CT and the applicable Fund Control Person on behalf of the applicable Fund. To the extent such information is known to CIG Real Estate, the Candidate Transaction Notice shall set forth (v) the particular property that is the subject of the Candidate Mezzanine Business Transaction, (w) the name of the owner or developer of the particular property, (x) the name or names of the persons who CT should contact in order for CT to pursue the Candidate Mezzanine Business Transaction on behalf of the applicable Fund, (y) the name of the lead senior lender, and
(z) the terms and conditions of the Candidate Mezzanine Business Transaction and shall take reasonable efforts to cooperate with CT in its pursuit of the candidate transaction. CT shall have until the close of business on the second Business Day after the date of its receipt of a Candidate Transaction Notice (the "Candidate Transaction Notice Period") to elect by notice to General REMI II whether or not it wishes to pursue the Candidate Mezzanine Business Transaction on behalf of the applicable Fund (the "Election Notice"). If CT shall fail to deliver the Election Notice within the Candidate Transaction Notice Period, CT, on behalf of the applicable Fund, shall be deemed to have rejected the Candidate Mezzanine Transaction as of the last day of the Candidate Transaction Notice Period. If CT, on behalf of the applicable Fund, shall have elected or shall be deemed to have elected not to pursue the Candidate Mezzanine Business Transaction, General REMI II or any of its Affiliates shall have the right to pursue and conclude such Candidate Mezzanine Business Transaction on substantially the same terms. If CT on behalf of the applicable Fund shall have elected to pursue the Candidate Mezzanine Transaction, but later shall elect to abandon such transaction, it shall promptly provide written notice to General REMI II thereof and General REMI II or any of its Affiliates after receipt of such notice shall have the right to pursue such Candidate Mezzanine Business Transaction.

               (ii) CIG Real Estate shall not sponsor or co-sponsor any pooled investment vehicle primarily engaged in the Business other than as a co-sponsor of such vehicle along with CT; provided, however, that the foregoing shall not limit or restrict General REMI II or its Affiliates from in any manner investing in, or allowing its customers to invest in any manner in, Business assets other than investments in the Mezzanine Business; and provided further, that if any Affiliate of General REMI II acquires any entity that sponsors or co-sponsors pooled investment vehicles engaged in the Business and if the management of any such pooled investment vehicles is subsequently assigned to and undertaken by CIG Real Estate, CIG Real Estate shall have a twelve-month period following the effective date of such assignment and undertaking to cause the entity to cease investing new capital in Business assets and to cease raising capital in any such pooled investment vehicle. The restrictions contained in this clause (ii) of Section 2.7(a) are referred to herein as the "Competing Fund Restriction".

          (b) In the event that CIG Real  Estate  shall not have  complied  with
Section 2.7(a)(i) or 2.7(a)(ii), CT's exclusive remedy shall be the right to terminate General REMI II's right of first refusal set forth in Section 2.6 hereof with respect to subsequent Proposed Funds. If CT desires to terminate General REMI II's right of first refusal with respect to subsequent Proposed Funds, it shall provide thirty days' notice thereof to General REMI II stating the specific grounds for such termination provided, however, that such notice of termination shall be of no effect if CIG Real Estate shall have cured such failure to comply to the reasonable satisfaction of CT within 30 days of General REMI II's receipt of such notice of termination or if such failure to comply is not susceptible to cure within such 30-day period, CIG Real Estate has commenced within such 30-day period reasonable steps to cure such failure to the reasonable satisfaction of CT and General REMI II actually cures such failure within 60 days of receipt of such notice.

     2.8. CT Exclusivity. (a) During the period commencing on the date of the Fund II Initial Closing and continuing through the respective Investment Periods of Fund II, Subsequent Funds and any Other Funds, the CT Parties and their Affiliates' sole involvement (except as otherwise provided in this Agreement) in the Business shall be as a manager of, an advisor to and/or an investor in such Funds jointly with the CIG Parties and/or their Affiliates as provided herein and in the agreements and documents applicable to a particular Fund; provided, however, that the CT Parties may acquire any Business asset that has been declined by the CIG Parties or their affiliated member or partner of the applicable Fund Control Person as an investment for the applicable Fund.

          (b) In the event that CT shall propose to acquire Business assets in consideration of the issuance by CT of its equity or equity-related securities ("Equity Securities") or for cash or part Equity Securities/part cash, CT shall notify General REMI II as soon as practicable in advance of its intended acquisition of such Business assets but in any event no later than the date on which a term sheet is submitted to the target entity (an "Acquisition Notice"). The Acquisition Notice shall describe such Business assets in reasonable detail, include a preliminary due diligence package with respect to such Business assets, state the name(s) of the proposed seller or other transferor, state the purchase price for such Business assets, state the number and type of CT's Equity Securities and/or cash to be delivered in consideration for the sale or other transfer of such Business assets, describe any liens or other encumbrances that burden such Business assets, state CT's estimate of the Fair Market Value of any such Equity Securities, state the basis for any allocation of the estimated Fair Market Value of any such Equity Securities as between such Business assets and any other assets to be acquired by CT in connection with such transaction, state that CT is willing to sell such Business assets to the applicable Fund at CT's cost therefor (which cost may include CT's expenses allocable to its acquisition of such Business assets and their transfer to the applicable Fund), state the manner in which the foregoing expenses were determined, and state CT's intention to temporarily hold title to such Business assets with the purpose of transferring such Business assets to the applicable Fund as promptly as practicable after CT's acquisition thereof. Within 10 days of the Acquisition Notice, General REMI II shall have the right in its sole discretion to require additional due diligence materials with respect to such Business assets and the Equity Securities to be delivered to the seller or transferor in consideration thereof and the manner of determining the Fair Market Value of such Business assets and such Equity Securities. Within 30 days of General REMI II's receipt of all such due diligence materials, General REMI II shall notify CT whether General REMI II approves or rejects CT's proposed transfer of such Business assets to the applicable Fund at the stated purchase price (together with CT's expenses related thereto). If General REMI II shall reject such proposed sale of such Business assets to the applicable Fund, CT shall have the right to acquire such Business assets for its own account on substantially the same terms as set forth in the Acquisition Notice. If General REMI II shall approve such sale of such Business assets to the applicable Fund, then, subject to any restrictions or limitations set forth in the documentation relating to the applicable Fund, as soon as practicable after CT's acquisition of such Business assets, CT shall sell, convey and transfer such Business assets to the applicable Fund for the purchase price (together with CT's expenses related thereto) stated in the Acquisition Notice, payable in cash. Upon the closing of such transfer of such Business assets to the applicable Fund, CT shall, in form reasonably satisfactory to General REMI II, transfer good and marketable title to such Business assets free and clear of all liens, claims and encumbrances (other than any liens or encumbrances set forth in the Acquisition Notice), and shall assign all the rights and remedies that CT may have vis-a-vis its seller or transferor to the applicable Fund.

     2.9. Mutual Cooperation. Each of the CIG Parties and CT shall use their reasonable commercial efforts to structure each Fund so that they are able to comply with the provisions of Section 2.7 and 2.8 hereof, respectively.

     2.10. CIG Parties' Representation on CT's Board of Directors. (a) CT has on the date hereof delivered to General REMI II the CT Board Certificate and each of the CIG Parties Initial Board Designees has delivered to CT a letter accepting his appointment to CT's board of directors. The CIG Parties Initial Board Designees and all subsequent CIG Designees designated pursuant to the Stockholder Voting and Lock-Up Agreement who serve on CT's board of directors are hereinafter sometimes referred to collectively as the "CIG Parties Designees" and singly as a "CIG Parties Designee." In the event that one or both of the CIG Parties' Designees shall not be elected by CT's stockholders to CT's board of directors, such CIG Parties Designee(s) shall have (subject to mutually acceptable confidentiality agreements) the right to receive notices of meetings of CT's board of directors, to attend and participate in such meetings, and to receive all materials sent to members of CT's board of directors when and as sent to such members. The right to designate persons for election as directors pursuant to the Stockholder Voting and Lock-Up Agreement and, if not so elected, to attend and participate in board of directors meetings pursuant to this
Section 2.10(a) are referred to herein as the "CIG Parties Board Right."

          (b) Upon request from CT from time to time, General REMI II shall certify to CT that the CIG Parties and/or their Affiliates are the legal and beneficial owners of at least 4,250,000 of the Board Right Shares. In the event that (i) the CIG Parties and/or their Affiliates shall cease to comply with the CIG Parties Ownership Requirement, (ii) CIG Real Estate shall have breached the provisions of Section 2.7(a)(ii) hereof, (iii) the Fund II Initial Closing shall not have occurred by the latter of December 31, 2000 or, if applicable, any Extension Date, or (iv) either Limited REMI I or CT-F1 shall have exercised the Termination Right pursuant to Section 2.12(e) hereof, CT shall have the right to terminate the CIG Parties Board Right upon notice thereof to General REMI II stating the effective date of such termination. Thereupon, the CIG Parties Board Right shall terminate as at such effective date and the CIG Parties shall cause their designees on CT's board of directors to resign therefrom as at such date provided, however, (A) that in the event of a termination by CT or CT-F1 of the CIG Parties Board Right pursuant to the foregoing clause (iii), or clause (iv), CT or CT-F1 shall only have such right to terminate if CT or CT-F1 or Limited REMI I shall have exercised the Unwind Right and (B) that in the event of a termination pursuant to the Termination Right under Section 2.12(e) hereof then such termination of the CIG Parties Board Right shall take effect only upon completion of the Unwind or the liquidation or dissolution of Fund I pursuant to the provisions of the Fund I Agreement.

          (c) CT shall indemnify and hold harmless the CIG Parties and every CIG Parties Designee from any and all liabilities arising from or related to the CIG Parties Designee's or the CIG Parties Designees' having served on CT's board of directors in the same manner and to the same extent as other persons who serve on CT's board of directors as set forth in CT's Certificate of Incorporation, and CT's By-Laws and to the fullest extent provided by Maryland law. CT has on the date hereof delivered the CT D&O Certificate to General REMI II. CT hereby agrees that it shall maintain the directors' and officers' liability insurance policy or policies referenced in the CT D&O Certificate (or comparable policies issued by comparable insurance companies) in a face amount or face amounts at least equal to the current amount of directors' and officers' insurance maintained by CT at all times from the date hereof through the effective date of termination of the CIG Parties Board Right insuring the CIG Parties Designees and the CIG Parties as named insured parties thereunder. In the event that a policy or policies are on a "claims made" basis, CT shall purchase an "Extended Reporting" policy following the effective termination date of any such policy. Such Extended Reporting policy shall have the same policy limits and extend coverage for a minimum of three years following the original date of the cancellation of the foregoing policy or policies and for a minimum of three years following the effective date of termination of the CIG Parties Board Right. Upon request from General REMI II from time to time, CT shall (i) certify to General REMI II that such policies are in full force and effect, (ii) certify the face amount(s) of such policy or policies, and (iii) deliver copies of such policy or policies and all riders and amendments thereto to General REMI II.

     2.11. Investment Management Fees. (a) CTIMCO, the Fund II General Partner and Fund II have on the date hereof entered into the Fund II Investment Management Agreement applicable to Fund II from and after the Fund II Initial Closing. The parties hereto agree that with respect to each Subsequent Fund and each Other Fund, CTIMCO and the applicable Fund Control Person shall enter into an investment management agreement in the form of the Fund II Investment Management Agreement pursuant to which CTIMCO shall perform the investment management services referenced therein and the applicable Fund Control Person shall pay to CTIMCO its Pro Rata Share of the Cumulative Investment Management Fee determined in accordance with the provisions of this Section 2.11.

          (b) The Investment Management Fee with respect to all Investment Management Fee Base Funds shall be paid to CTIMCO quarterly in advance promptly after receipt by the Fund Control Persons of each Investment Management Fee Base Fund of their respective

Management Fee from their respective Funds. With respect to each quarter, CTIMCO shall deliver to General REMI II and to each Fund Control Person of each Investment Management Fee Base Fund a certificate (the "Cumulative Investment
Management  Fee Base  Certificate")  setting  forth  the  Cumulative  Investment
Management Fee Base and an explanation of the breakdown of the Cumulative Investment Management Fee amongst the Investment Management Fee Base Funds. The CIG Parties and the CT Parties shall cause the Fund Control Persons of each of the Investment Management Fee Base Funds to pay their Pro Rata Share (as defined herein) of Cumulative Investment Management Fees (the "Investment Management Fee") to CTIMCO within three (3) Business Days of the delivery of and certificate to the CIG Parties and such Fund Control Persons. Each Fund Control Person's pro rata share of the Cumulative Investment Management Fee for the applicable quarter shall be determined by multiplying (i) the Cumulative Investment Management Fee by (ii) a fraction, expressed as a percentage, the numerator of which is the Investment Management Fee Base of that Fund Control Person's respective Fund, and the denominator of which is the Cumulative Investment Management Fee Base (the "Pro Rata Share").

          (c)  The  Cumulative   Investment   Management  Fee  (the  "Cumulative
Investment Management Fee") shall be determined annually and payable prospectively on a quarterly basis with appropriate adjustments for partial quarters as follows:

               (i) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is less than $700,000,000, each Fund Control Person shall pay to CTIMCO 100% of such Fund Control Person's Management Fee for the applicable quarter to the extent necessary to cause CTIMCO to receive Cumulative Investment Management Fees for such quarter equal to $1,750,000 plus any Shortfall Amounts, provided that the amount of Cumulative Management Fees payable by the Fund Control Persons of all the Investment Management Fee Base Funds shall not in any Fiscal Year exceed $7,000,000 plus any amounts required to cover any Shortfall Amounts. In the event and to the extent that Cumulative Investment Management Fees payable to CTIMCO in any Fiscal Year are less than $6,250,000 (the "Shortfall Amount"), the Shortfall Amount shall accrue simple interest at LIBOR and each Fund Control Person shall pay its Pro Rata Share of the Shortfall Amount, together with interest thereon, on a priority basis in subsequent periods; provided, however, that if and to the extent Cumulative Investment Management Fees in such subsequent periods are not sufficient to permit the Fund Control Persons of the Investment Management Fee Base Funds to pay the Shortfall Amount together with interest thereon in full (the "Cumulative Investment Management Fee Deficiency Amount"), then each Fund Control Person shall pay its Pro Rata Share of the Cumulative Investment Management Fee Deficiency Amount as a priority payment from such Fund Control Person's "carried interest" or "promote" from its respective Fund as such "carried interest" or "promote" is realized by the respective Fund Control Person and from its respective Management Fee; provided, further, however, that the parties shall cause the Fund Control Persons of the Investment Management Fee Base Funds to make such adjustments and payments as between them necessary to assure that no Fund Control Person pays more than its Pro Rata Share of any Cumulative Investment Management Deficiency Amount.

               (ii) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is $700,000,000 or more but less than $1,200,000,000, the Cumulative Investment Management Fee for the next succeeding quarter shall be one-fourth the sum of (A) $7,000,000 plus (B) with respect to the amount of Cumulative Investment Management Fee Base exceeding $700,000,000 the product of such excess amount times 0.75% (75 basis points) and each Fund Control Person shall promptly pay CTIMCO its Pro Rata Share thereof;

               (iii) if at the date of a Cumulative Investment Management Fee Base Certificate the Cumulative Investment Management Fee Base is $1,200,000,000 or more, the Cumulative Investment Management Fee for the next succeeding quarter shall be one-fourth the sum of (A) $10,750,000 plus (B) with respect to the amount of Cumulative Investment Management Fee Base exceeding $1,200,000,000 the product of such excess amount times 0.50% (50 basis points) and each Fund Control Person shall promptly pay CTIMCO its Pro Rata Share thereof; provided, however, that the CIG Parties and CTIMCO shall cooperate in good faith to adjust the Cumulative Investment Management Fee under clause (B) of the foregoing clause (iii), upwards or downwards, to take into account the actual services rendered by CTIMCO pursuant to the various investment management agreements with the Fund Control Persons of the Investment Management Fee Base Funds, provided further that if the parties are unable to agree on any such adjustment, the formula set forth in clause (B) of the foregoing clause (iii) shall continue to apply until such time as the parties agree on any such adjustment; provided further, that within 90 days of the end of each Fiscal Year, Cumulative Investment Management Fees shall be adjusted to take into account any overpayments or underpayments during the prior Fiscal Year. Overpayments shall be deducted from, and underpayments shall be added to, Cumulative Investment Management Fees payable in the then next succeeding quarter after such annual adjustment.

     For the avoidance of doubt, until the aggregate Cumulative Investment Management Fee paid to CTIMCO by all Fund Control Persons in any Fiscal Year equals $7,000,000 plus any amount required to pay any Shortfall Amounts, the quarterly Investment Management Fee paid by each Fund Control Person shall equal 100% of such Fund Control Person's Management Fee for the applicable quarter to the extent necessary to cause CTIMCO to receive in such quarter a Cumulative Investment Management Fee equal to $1,750,000.

     2.12. Unwind Right; Unwind. (a) In the event that the Fund II Initial Closing shall not have occurred by the later of December 31, 2000 or any Extension Date resulting from an exercise of the Extension Right, either Limited REMI I or CT-F1 shall have the right to exercise the Unwind Right. Either Limited REMI I or CT-F1 may exercise the Extension Right upon notice to the other provided that such notice is given at least 60 days prior to December 31, 2000 or 30 days prior to any Extension Date. Neither Limited REMI I nor CT-F1 may exercise the Unwind Right as a result of the failure of the Fund II Initial Closing to occur on or before December 31, 2000 or by the failure of the Fund II Initial Closing to occur on or before any Extension Date if the other has already given notice to it of its exercise of the Extension Right.

          (b) In the event that there shall have been a failure to comply with the Key Individuals Requirement set forth in the Fund I Investment Management Agreement or in the event that CT-F1 shall have breached the Fund I Investment Management Agreement, Limited REMI I shall have the right to exercise the Unwind Right. In the event that Limited REMI I elects to exercise the Unwind Right pursuant to this Section 2.12(b), it shall give written notice thereof to CT-F1 stating the specific grounds therefor; provided, however, that such notice shall be of no effect if CT-F1 shall have cured such failure to comply to the reasonable satisfaction of Limited REMI I within 30 days of CT-F1's receipt of such notice or if such failure to comply is not susceptible to cure within such 30-day period, CT-F1 has commenced within such 30-day period reasonable steps to cure such failure to the reasonable satisfaction of Limited REMI I, and CT-F1 actually cures such failure within 60 days of receipt of such notice.

          (c) Upon receipt by either Limited REMI I or CT-F1 of the other's notice that it is exercising the Unwind Right pursuant to Section 2.12(a) hereof:

               (i) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement;

               (ii) the Fund I Warrant Agreement shall remain in full force and effect;

               (iii) General REMI II shall have no right to purchase the Fund II Purchase Warrant or the Subsequent Funds Purchase Warrant, and Limited REMI II shall have no right to receive the Fund II Service Warrant or the Subsequent Funds Service Warrant;

               (iv) as of the date of the completion of the Unwind, the CT-F2-GP Capital Formation Agreement, the Fund I Agreement, the Fund I Investment Management Agreement, the Fund II General Partner Agreement, the Stockholder Voting and Lock-Up Agreement, the Placement Agent Agreement, and this Agreement shall terminate automatically, except that the respective provisions of the foregoing agreements which by their terms survive the termination of such agreement shall survive; and

               (v) the members of Fund I shall cause a Certificate of Cancellation to be filed with the State of Delaware, and in each state where Fund I has been qualified to do business, canceling Fund I in accordance with the Delaware Limited Liability Company Act and in accordance with the laws of each state where Fund I has been qualified to do business, respectively.

          (d) Upon receipt by CT-F1 of Limited REMI I's notice that it is exercising the Unwind Right pursuant to Section 2.12(b) hereof:

               (i) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement;

               (ii) the Fund I Warrant Agreement shall remain in full force and effect;

               (iii) the Fund II Purchase Warrant and Subsequent Funds Purchase Warrant and the Fund II Service Warrant and Subsequent Funds Service Warrant if, and to the extent, issued shall remain in full force and effect;

               (iv) as of the date of the completion of the Unwind, the CT-F2-GP Capital Formation Agreement, the Fund I Agreement, the Fund I Investment Management Agreement, the Stockholder Voting and Lock-Up Agreement, the Placement Agent Agreement, this Agreement, and (if the Fund II Initial Closing has not occurred as of the date of completion of the Unwind) the Fund II General Partner Agreement shall terminate automatically, except that the respective provisions of the foregoing agreements which by their terms survive the termination of such agreement shall survive; and

               (v) the members of Fund I shall cause a Certificate of Cancellation to be filed with the State of Delaware, and in each state where Fund I has been qualified to do business, canceling Fund I in accordance with the Delaware Limited Liability Company Act and in accordance with the laws of each state where Fund I has been qualified to do business, respectively.

          (e) Termination by SSB. Notwithstanding anything contained in this Agreement to the contrary, if within 30 days of the date hereof SSB shall have delivered a notice of termination to CT terminating the placement agent engagement pursuant to Section 5 of the Placement Agent Agreement (a "SSB Termination Notice"), Limited REMI I or CT-F1 shall have the right (the "Termination Right") to terminate this Agreement as provided below upon notice to the other within 5 days of the date of the SSB Termination Notice. The Termination Right may be exercised by either Limited REMI I or CT-F1 by delivery to the other of notice that it is exercising the Termination Right whereupon this Agreement and the Transaction Documents shall terminate except as provided below:

               (i) (A) Limited REMI I and CT-F1 shall carry out the Unwind as set forth in the Fund I Agreement if Fund I has prior to the date of such exercise made Investments (as defined in the Fund I Agreement) and dissolve Fund I pursuant to Delaware law upon completion of the Unwind or (B) if Fund I has made no Investments prior to such exercise, dissolve Fund I pursuant to Delaware law promptly after such exercise of the Termination Right;

               (ii) The CIG Parties Initial Board Designees shall resign from CT's board of directors upon completion of the Unwind or if Fund I has made no Investments then promptly after the exercise of the Termination Right;

               (iii) (A) The Fund I Warrant Agreement, (B) Section 2.10(c) and Articles IV, V and VIII of this Agreement, (C) the respective provisions of the Fund I Agreement and the Fund I Investment Management Agreement (but only if Fund I shall have made Investments prior to the date of the Exercise of the Termination Right) which by their express terms survive a termination thereof, and (D) the provisions of the Placement Agent Agreement which by their express terms survive any termination of the placement agent engagement thereunder shall remain in full force and effect; and

               (iv) Upon completion of any such Unwind, or immediately upon the exercise of the Termination Right if Fund I has made no Investments, the parties' respective obligations under Article II of this Agreement and under each Transaction Document shall terminate other than as set forth in clause
(iii) of this Section 2.12(e).

     2.13. Key Individuals. The "Key Individuals" of CT are John R. Klopp, Vice Chairman and Chief Executive Officer; and Craig M. Hatkoff, Vice Chairman and Chairman of the Executive Committee. CT hereby represents and warrants to the CIG Parties and CIG that it has delivered true and correct copies of the respective employment agreements of the Key Individuals to General REMI II. CT hereby agrees that it shall not amend or modify any such employment agreement in any manner that would, or could reasonably, decrease the term thereof. CT hereby covenants that it shall cause CTIMCO and any other entity that CT elects to serve as investment manager to any Fund to agree to the Key Individuals Requirement in its investment management agreement unless at the time of the formation of any such Fund and the entering into any such investment management agreement the Key Individuals Requirement could not be met.

     2.14. REIT Status. CT shall take such steps as are necessary for it to be taxed as a REIT under Part II of Subchapter M of Chapter 1 of Subtitle A of the Code whether through merger, election or otherwise on terms mutually acceptable to CT and the CIG Parties as soon as possible after the date hereof. Such steps shall include, but shall not be limited to, the submission to CT's stockholders of any matters customarily necessary for them to approve in order for CT to be so taxed as a REIT. Unless there shall have (i) been a change in the Code or formally published administrative or judicial interpretations of the Code the result of which is that election of REIT status would have a material adverse effect on CT as is evidenced by a written opinion of tax counsel to CT reasonably acceptable to the CIG Parties, (ii) occurred an Act of God or other force majeure that prevents CT from electing to be taxed as a REIT under Part II of Subchapter M of Chapter 1 of Subtitle A of the Code or (iii) despite good faith efforts on the part of CT, it is not able to comply with the conditions required by the Code to qualify as a REIT (by way of example and not limitation, income/asset tests, concentration of ownership, and other such tests and conditions), CT shall submit to its stockholders all matters necessary for them to approve in order for CT to be taxed as a REIT ("REIT Tax Matters") and CT shall actively solicit the adoption of such matters by CT's stockholders. If there shall not have occurred any event or act described in the foregoing clauses (i) and (ii) of this Section 2.14 and CT shall have met the conditions described in clause (iii) of this Section 2.14 and CT shall nevertheless not have submitted the foregoing matters to its stockholders for approval in a manner timely enough for CT to elect to be taxed as a REIT under the Code for the period beginning January 1, 2002 or has otherwise not become a REIT through merger or otherwise by January 1, 2002, General REMI II shall have the right to invoke the Appraisal Procedures set forth in Section 4.1 hereof pursuant to which the Experienced Appraiser shall determine (x) the Fair Market Value of the CIG Parties' and their Affiliates' Board Right Shares with CT being valued as a "C" corporation under the Code and (y) the Fair Market Value of the CIG Parties' and their Affiliates' Board Right Shares with CT being valued as a REIT. To the extent that (x) is less than (y), CT shall promptly pay such amount to the respective CIG Parties and their Affiliates in proportion to their respective holdings of Board Right Shares. The above notwithstanding, if the REIT Tax Matters shall have been submitted to the stockholders of CT and the stockholders of CT do not approve the REIT Tax Matters, the CIG Parties shall not have the foregoing right to invoke the Appraisal Procedures or to receive such payment.

     2.15. Fees. (a) The CIG Parties and the CT Parties, as the case may be, for themselves and their Affiliates, agree that in the event that any of them or their Affiliates propose to earn any fee, whether directly related to a Business transaction to be conducted by any Fund (including Fund I) or ancillary to any such Business transaction, it shall notify the CT Parties or the CIG Parties, as the case may be, of such fee and the circumstances related to such fee. All fees directly related to a Business transaction (by way of example and not limitation, a commitment fee to be received in connection with a Mortgage Loan to be made by a Fund, including Fund I) to be conducted by a Fund (including Fund I) shall be for the account of such fund, and shall be promptly paid over to such fund upon such party's receipt thereof. All fees that are ancillary to a Business transaction (by way of example and not limitation, an advisory fee to be earned by an Affiliate pursuant to an engagement entered into prior to a Business transaction being proposed to such fund or pursuant to an engagement that is broader than the Business) to be conducted by a Fund (including Fund I) shall not be for the account of such fund but instead shall be for the account of such party or its Affiliate. In each instance where a party is to receive any such direct or ancillary fee, such fee shall be on reasonable commercial terms determined on an arm's-length basis to the reasonable satisfaction of the CT Parties or the CIG Parties, as the case may be. Any dispute with respect to whether a fee is direct or ancillary to a Business transaction being conducted by a Fund (including Fund I) and any dispute as to whether a fee is on reasonable commercial terms determined on an arm's-length basis shall be resolved pursuant to Section 4.2 hereof.

     (b) The parties agree that each fee required to be paid pursuant to this Venture Agreement, including without limitation, the fees payable to Limited REMI II or its Affiliates for raising funds, are considered ancillary, commercially reasonable and arm's-length, and may be retained by the recipient. Such fees constitute reasonable compensation and are the only fees to be received for the services specified herein.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     3.1. Reciprocal Representations and Warranties. Each of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, CT-F2-LP, CTIMCO and CT hereby represent and warrant to each other that:

          (a) Organization; Authority; Due Authorization.

               (i) Organization and Good Standing. It is a limited liability company (in the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP) duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of formation/incorporation or is a corporation (in the case of CT) duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted; and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect upon its ability to perform fully its obligations under this Agreement or the Transaction Documents.

               (ii) Authority to Execute and Perform Agreements. It has all requisite limited liability company power and authority (in the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP) to enter into, execute and deliver this Agreement, and each Transaction Document to which it is a party, and to perform fully its obligations hereunder and thereunder, or has the requisite corporate power (in the case of CT) to execute and deliver this Agreement and each Transaction Document to which it is a party, and to carry out the terms and conditions thereof applicable to it.

               (iii) Due Authorization; Enforceability. In the case of Limited REMI I, General REMI II, Limited REMI II, CT-F1, CT-F2-GP, and CT-F2-LP, it has taken all limited liability company actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and the Transaction Documents to be executed by it and to consummate the transactions contemplated herein and therein. In the case of CT, the execution, delivery and performance by CT of this Agreement and the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company.

               (iv) Enforceability. This Agreement has been duly and validly executed by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar applicable laws affecting creditors' rights generally or by general equitable principles affecting the enforcement of contracts.

          (b) No Violation. Neither its execution or delivery of this Agreement nor the consummation of the transactions contemplated herein will: (a) violate any provision of its limited liability company operating agreement, certificate of incorporation, by-laws or other charter documents; or (b) violate in any material respect any applicable law or order.

          (c) Regulatory and Other Approvals. No consent, approval, authorization, notice, filing, exemption or other requirement must be obtained by it from any authority or Person or must otherwise be satisfied by it in order that the consummation of the transactions contemplated in this Agreement or any related documents will not violate in any material respect any applicable law or order or any material contract to which it is a party.

          (d) Litigation. It is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge, and (ii) there is no material claim, action, proceeding or investigation pending or, to its knowledge, threatened against or relating to it before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator which challenges the ability or legality of such party's entering into this Agreement or any Transaction Documents to which it is a party.

     3.2. Representations and Warranties of CT. CT hereby represents and warrants to the other parties hereto that: The parties to the various
Stockholder Approval Agreements and the Stockholder Voting and Lock-Up Agreements who are CT Management Stockholders or Associated Stockholders are the record owners of the number of shares of CT Class A Common Stock set forth in the respective Stockholder Approval Agreements or Stockholder Voting and Lock-Up Agreement and are not the record owners of any other shares of CT Class A Common Stock. To the best of CT's knowledge, after reasonable inquiry, CT Management Stockholders and Associated Stockholders as well as their respective Affiliates, Associates, family members or trusts for the benefit of family members do not beneficially own any shares of CT Class A Common Stock other than those set forth in the respective Stockholder Approval Agreements and in the Stockholder Voting and Lock-Up Agreement.

                                   ARTICLE IV
                               DISPUTE RESOLUTION

     4.1. Appraisal Procedure.(a) In the event of a dispute between the parties hereto or between the parties to any Transaction Document as to the Fair Market Value of a particular asset or assets, interest or right of a party hereto and such dispute has not been resolved after good faith discussions amongst the concerned parties after 30 days notice of such dispute from one party to the other parties, either party may invoke the Appraisal Procedures.

          (b) "Appraisal Procedures" means the following procedures, by which the Fair Market Value of a particular asset or assets, interest or right of a party hereto shall be determined. If a party (the "Notifying Party") wishes to invoke the Appraisal Procedures it shall provide notice (the "Appraisal Notice") of such election to the other party (the "Other Party") and the Notifying Party's determination of the Fair Market Value of the particular asset or assets, interest or right. Within 15 days of the Other Party's receipt of the Appraisal Notice, it shall notify the Notifying Party whether it accepts or rejects the Notifying Party's determination of Fair Market Value. In the event the Other Party fails to notify the Notifying Party within the foregoing 15 day period that it rejects said determination, the Other Party shall be deemed to have accepted the Notifying Party's determination of Fair Market Value. If the Other Party gives the Notifying Party timely notice of its rejection of the Notifying Party's determination, the Notifying Party and the Other Party acknowledge and agree that the appraisal process hereinafter set forth shall determine the Fair Market Value. Each party, at its own expense, shall then designate an Experienced Appraiser who shall determine and promptly report (and in no event later than the thirtieth (30th) day following the Other Party's receipt of the Appraisal Notice) to both parties in writing the Fair Market Value. If the report indicates proposed values that are within five (5%) percent of each other, the Notifying Party and the Other Party agree that the Fair Market Value shall be an average of such amounts. However, if after receiving the report, the parties are unable to agree on the Fair Market Value (and the amounts are not within five (5%) percent of each other) within five (5) days, both parties shall jointly appoint an Experienced Appraiser who shall determine the Fair Market Value by selecting either the Fair Market Value as reported by the Notifying Party's Experienced Appraiser or the Fair Market Value as reported by the Other Party's Experienced Appraiser, according to whichever of the two valuations is closer to the actual Fair Market Value in the opinion of such third Experienced Appraiser. The third Experienced Appraiser shall have no discretion other than to select one or the other report as aforesaid. The costs of such third Experienced Appraiser shall be shared equally by the Notifying Party and the Other Party. The parties shall work together and coordinate efforts to obtain such third Experienced Appraiser's report in writing no later than the forty-fifth (45th) day following the latter of the Other Party's receipt of the Appraisal Notice. The parties shall be obligated to enter into engagement agreements with the foregoing Experienced Appraisers containing customary terms and conditions, including customary indemnification provisions.

          (c) "Experienced Appraiser" means a nationally recognized "bulge bracket" independent investment banking firm (other than Salomon Smith Barney) experienced in the valuation of businesses engaged in the Business and their securities.

     4.2. Arbitration. Should any dispute arise under this Agreement that is not subject to the provisions of Section 4.1 hereof; then the parties shall meet to attempt to resolve such dispute before any proceeding, including arbitration, is commenced, and neither party shall seek other relief prior to such meeting. In the event such a meeting does not resolve such dispute and such dispute shall remain unresolved for a period of thirty (30) days, then the following shall apply:

          (a) Dispute Resolution. Subject to the provisions of Section 4.1 hereof, the parties shall submit any dispute, claim or controversy arising out of or relating to this Agreement or any Transaction Document (including, without limitation, with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Transaction Document) or any alleged breach (including any action in tort, contract equity or otherwise) to binding arbitration before an arbitrator (the "Arbitrator"), to be heard pursuant to the provisions of the Commercial Arbitration Rules of the American Arbitration Association. The parties agree that, except as otherwise provided herein respecting temporary or preliminary injunctive relief, binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement or the Transaction Documents (including, without limitation, with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or the Transaction Documents) or any alleged breach (including any claim in tort, contract, equity or otherwise).

          (b) Location. Any arbitration shall be held in New York County, New York.

          (c) Costs. The CIG Parties, on the one hand, and the CT Parties, on the other hand, shall equally bear any arbitration fees and administrative costs associated with the arbitration. No party shall be entitled to recover costs or attorneys' fees incurred during the course of arbitration.

          (d) Award. The Arbitrator's award may not include punitive damages. The arbitration award in any such arbitration may be confirmed by any court of competent jurisdiction.

          (e) Submission to Jurisdiction, Waiver of Jury Trial. In the event that the parties waive the foregoing arbitration provisions or in the event that such provisions shall for any reason not be available or enforceable, the parties hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County. In any such event, each party hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party irrevocably consents to service of process in the manner provided for notices in Section 8.2 hereof, but nothing in this sentence shall affect the right of any party to serve process in any other manner permitted by law. EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY TRANSACTION DOCUMENT.

                                    ARTICLE V
                                INDEMNIFICATION

     5.1. Indemnification.(a) Each party (an "Indemnifying Party") hereto hereby agrees to indemnify and hold harmless the other parties and their directors, officers, members, employees and agents and its Affiliates and its directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing (collectively, "Indemnitees"), to the full extent lawful, from and against any and all losses, penalties, actions, judgments, suits, claims, costs, expenses, disbursements and damages of any kind or nature whatsoever (including fees and disbursements of counsel for such Indemnitee) (collectively, "Losses") caused by, arising from or in connection with (i) any false or misleading misrepresentation or warranty contained in this Agreement or in any Transaction Document, (ii) any breach of this Agreement or any Transaction Document, or (iii) (A) any untrue statement or alleged untrue statement of a material fact contained in the Fund II PPM or related offering materials or any subsequent offering memorandum or related offering materials related to any Other Funds or the omission or alleged omission to state therein a material fact necessary in order to make the statements made therein not misleading, in light of the circumstances under which they were made, or (B) any other action or failure to act by an Indemnitee undertaken at the Indemnifying Party's request except that this clause (B) shall not apply to the extent that any Damages are finally judicially determined to have resulted primarily from the Indemnitee's bad faith or gross negligence.

          (b) In the event  that the  foregoing  indemnity  in  clause  (iii) of
Section 5.1(a) is unavailable to an Indemnitee for any reason, the parties agree to contribute to any Losses related to or arising out of the Fund II PPM and the related offering of securities and any subsequent offering memorandum and the related offering with respect to an Other Fund or any transaction or conduct in connection therewith as follows. For Losses referred to in clause (iii) of the preceding paragraph, each party involved in the particular offering shall contribute in such proportion as is appropriate to reflect the relative fault of each such party in connection with the statements, omissions or other conduct which resulted in such Losses, as well as any other relevant equitable considerations. For any other Losses, or for Losses referred to in clause (iii) of the preceding paragraph, if the allocation provided by the immediately preceding sentence is unavailable or can not be reasonably determined for any reason, each party involved in the particular offering shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by it from the actual or proposed offering or transaction. Relative fault with respect to Losses arising out of or based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in the Fund II PPM or related offering materials or any subsequent offering memorandum or related materials related to any Other Funds shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The relative benefits of the CIG Parties, on the one hand, and the CT Parties, on the other hand, shall be 50/50. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

          (c) Each party, for itself and on behalf of its affiliated Indemnitee, will not, without the prior written consent of the Indemnifying Party, settle any pending or threatened claim or proceeding related to any Losses referenced in Section 5.1(a) hereof unless such settlement includes a provision unconditionally releasing the Indemnifying Party and its directors, officers, members, employees and agents and its Affiliates and their directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing from and holding the Indemnifying Party and its directors, officers, members, employees and agents and its Affiliates and their directors, officers, members, employees and agents and each other Person, if any, controlling any of the foregoing harmless against all liability in respect of claims by any releasing party related to or arising out of the matters referred to in clauses (i) through (ii) of Section 5.1(a) hereof. The Indemnifying Party shall also promptly reimburse each Indemnitee for all expenses (including counsel fees) as they are incurred by an Indemnitee in connection with investigating, preparing or defending, or providing evidence in, any pending or threatened claim or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is a party to such claim or proceeding) or in enforcing this Agreement.

                                   ARTICLE VI
                       CONFIDENTIALITY AND NON-DISCLOSURE

     6.1. Confidentiality.(a) Except as otherwise provided in this Article VI, each of the parties to this Agreement for itself and on behalf of its Affiliates shall keep confidential and shall not disclose the transactions contemplated herein, including, but not limited to, any information relating to the Investment Management Fee, the Business Plan, any Candidate Mezzanine Business Transaction, the CT Business Plan, any Proposed Fund, the Appraisal Procedures, any arbitration under Section 4.2 hereof, and any confidential information conveyed by one party to another in connection with a party's due diligence with respect to the transactions contemplated herein.

          (b) The obligation of confidentiality  and non-disclosure set forth in
Section 6.1(a) hereof shall not apply to any information that (i) was in the public domain prior to the date of this Agreement or prior to its conveyance by one party to another party hereunder as contemplated herein or subsequently came into the public domain through no fault of such party or its Affiliates, (ii) was disclosed without restriction by, or with the prior approval of, the other party, (iii) was lawfully obtained by the party without a binder of confidentiality from a source other than a party, (iv) to the extent a party has been advised by counsel that such disclosure or delivery is necessary for such party to comply with applicable laws and regulations or to comply with any rules of any applicable stock exchange or over-the-counter market, (v) is required to be disclosed in order to enforce the provisions of this Agreement or any Transaction Document, (vi) is compelled by legal or regulatory process, (vii) has been approved by General REMI II and CT jointly for dissemination to the public, or (viii) to the extent reasonably necessary to the conduct of such party's business to disclose to auditors, attorneys, agents and advisers provided each party notifies such person of the confidentiality provisions hereof.

          (c) Each party shall give the other party reasonable advance notice of any proposed written disclosure by it under Section 6.2(b) hereof, shall use its reasonable commercial efforts to secure confidential treatment of such information and shall cooperate in good faith with the other parties to limit or restrict such disclosure upon notice from a party to another that it wishes to so limit or restrict such disclosure. The parties agree that notwithstanding the provisions of Section 4.2, the remedies afforded in Section 4.2 and afforded by law may be inadequate to protect against breach of this Article VI, and hereby agree to the granting of injunctive relief in favor of a party seeking to prevent any breach of this
Article VI without the posting of any bond or other security. For purposes of this Article VI, Limited REMI I, General REMI II and Limited REMI II and their respective Affiliates shall be treated as one party, and CT, CT-F1, CT-F2-GP, CTIMCO, and CT-F2-LP and their Affiliates shall be treated as one party, so that, by way of example and not limitation, disclosure of confidential information by Limited REMI I to General REMI II or Limited REMI II or any of their Affiliates shall not constitute a disclosure by General REMI II under clauses (i) through (iii) of Section 6.2(b) hereof that shall give rise to a disclosure by Limited REMI I, General REMI II or Limited REMI II or their Affiliates as a lawful disclosure under such clauses (i) through (iii). Likewise, a consent to disclose by one of the CIG Parties shall be deemed to be a consent to such disclosure by all the CIG Parties.

          (d) The parties hereto have agreed on the form, content and timing of a mutual press release announcing the execution and delivery of this Agreement by them and disclosing the general terms of the transactions contemplated herein and in the Transaction Documents. The parties hereto will not, and will not permit any of their Affiliates to, issue any other press release or make any written public announcement relating to this Agreement or the transactions contemplated herein or in the Transaction Documents without the prior consent of the other parties unless such disclosure is permitted pursuant to clauses (i) through (iv) of Section 6.1(b) hereof. Subject to the provisions of such clauses
(i) through (iv) of Section 6.1(b) hereof, no party hereto shall issue any subsequent press releases relating to the transactions contemplated herein or in the Transaction Documents without the prior consent of the other parties, which consent shall not be unreasonably withheld. The CT Parties and CT shall use reasonable efforts to preview with the CIG Parties any scripts for interviews and the like in connection with analysts meetings, real estate industry conferences and conventions at least 24 hours prior to their use.

                                   ARTICLE VII
                            TERMINATION AND SURVIVAL

     7.1. Termination. This Agreement may be terminated by the CIG Parties, on the one hand, and by the CT Parties, on the other hand, (i) if the Fund II Initial Closing shall not have occurred, then upon the completion of the Unwind or upon any other liquidation/dissolution of Fund I, (ii) if the Fund II Initial Closing shall have occurred, then upon the liquidation and dissolution of the last to exist of all of the Funds (including Fund I), or (iii) pursuant to
Section 2.12(e) hereof.

     7.2. Survival. Section 2.10(c) and Articles IV, V and VIII shall survive the termination of this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1. Expenses of the Transaction. Each party shall pay its own legal fees and other expenses in connection with this Agreement and all agreements and documents related to Fund I. Expenses with respect to final documentation related to Fund II (e.g., the Fund II PPM, the Fund II General Partner
Agreement, the Fund II Management Agreement and the Fund II Investment Management Agreement) will generally be borne by Fund II, provided that any expenses not reimbursed by Fund II will be borne by the parties equally. If the Fund II Initial Closing does not occur or if and to the extent Fund II does not otherwise reimburse the parties' expenses incurred on behalf of Fund II, expenses with respect to Fund II will be borne equally by the CIG Parties, on the one hand, and the CT Parties, on the other hand.

     7.2. Notices.

          (a) Form and Addresses. All notices, consents, approvals, waivers, elections and other communications (collectively, "Notices") required to be given pursuant to this Agreement shall be given in writing and,

         If to Limited REMI I:          Travelers Limited Real Estate Mezzanine
         ---------------------          Investments I, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12832


         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12832


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.


         If to General REMI II:         Travelers General Real Estate Mezzanine
         ----------------------         Investments II, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12833

         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12833


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.


         If to Limited REMI II:         Travelers Limited Real Estate Mezzanine
         ----------------------         Investments II, LLC
                                        205 Columbus Blvd., 9PB
                                        Hartford, CT 06183-2030
                                        Attn:    Duane Nelson, Esq.
                                        Real Estate Investment Number: 12833


         With Copies to:                Citigroup Investments Inc.
                                        388 Greenwich Street, 36th Floor
                                        New York, New York  10013
                                        Attn:    Mr. Michael Watson
                                        Real Estate Investment Number: 12833


                                        Loeb & Loeb LLP
                                        1000 Wilshire Boulevard, Suite 1900
                                        Los Angeles, California 90017
                                        Attn:    Andrew S. Clare, Esq.

         If to Capital Trust:           Capital Trust, Inc.
         --------------------           605 Third Avenue, 26th Floor
                                        New York, New York 10016
                                        Attn:    Chief Executive Officer

         With Copies to:                Battle Fowler LLP
         ---------------                75 East 55th Street
                                        New York, New York  10022
                                        Attn:  Thomas E. Kruger, Esq.

         If to a CT Party
         -----------------              c/o Capital Trust, Inc.
             to such party:             605 Third Avenue, 26th Floor
             --------------             New York, New York  10016
                                        Attn:  Chief Executive Officer

         With Copies to:                Battle Fowler LLP
         ---------------                75 East 55th Street
                                        New York, New York  10022
                                        Attn:  Thomas E. Kruger, Esq.

          (b) Delivery. All notices and other communications required or permitted by this Agreement shall be deemed to have been duly given if personally delivered to the intended recipient at the proper address determined pursuant to this Section 8.2 or sent to such recipient at such address by air courier, or by hand and will be deemed given, unless earlier received: (a) if sent by courier when recorded on the records of the courier as received by the receiving party; and (b) if delivered by hand, on the date of receipt.

     8.3. Entire Agreement. This Agreement and the Transaction Documents supersede all prior and contemporaneous agreements and understandings among the parties with respect to the subject matter hereof.

     8.4. Modification. No change or modification of this Agreement shall be of any force unless such change or modification is in writing and has been signed by all of the parties hereto.

     8.5. Waivers and Consents. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the Member against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach. Any consent of a party required hereunder must be in writing and signed by such party to be effective. No consent given by a party in any one instance shall be deemed to waive the requirement for such party's consent in any other or future instance.

     8.6. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.7. Further Assurances. Each party shall execute such deeds, assignments, endorsements, evidences of transfer and other instruments and documents and shall give such further assurances as shall be consistent with the provisions of this Agreement and necessary to perform its obligations hereunder.

     8.8. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

     8.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8.10.  Brokers  and  Finders.  Except as set forth in the  Placement  Agent
Agreement, the CT-F2-GP Capital Formation Agreement and the Limited REMI I Capital Formation Agreement, each party shall indemnify and hold the other party harmless from and against any commission, fee or other payment due any broker, finder or other Person in connection herewith.

     8.11.  Construction  and  Interpretation.   This  Agreement  shall  not  be
construed more strictly against one party than against another by reason of the fact that it may have been prepared by counsel for one of the parties.

     8.12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party and their respective successors and permitted assigns.

     8.13. Cumulative Remedies. Except as otherwise expressly provided in this Agreement, the rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


CAPITAL TRUST, INC.                          TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS I, LLC

By:  /s/  John R. Klopp
     -------------------------------
     John R. Klopp                           By: /s/  Michael Watson
     Chief Executive Officer                     ------------------------------
                                                   Michael Watson
                                                   Vice President

 CT-F1, LLC                                  TRAVELERS GENERAL REAL ESTATE
 By:  Capital Trust, Inc., sole Member       MEZZANINE INVESTMENTS II, LLC


By:  /s/  John R. Klopp                      By: /s/  Michael Wztson
     -------------------------------            -------------------------------
      John R. Klopp                               Michael Watson
      Chief Executive Officer                     Vice President


 CT-F2-GP, LLC                               TRAVELERS LIMITED REAL ESTATE
 By: Capital Trust, Inc., sole Member        MEZZANINE INVESTMENTS II, LLC


By:   /s/  John R. Klopp                     By:  /s/   Michael Watson
     -------------------------------             ------------------------------
     John R. Klopp                                  Michael Watson
     Chief Executive Officer                        Vice President


 CT-F2-LP, LLC
 By: Capital Trust, Inc., sole Member


 By:  /s/  John R. Klopp
     -------------------------------
      John R. Klopp
      Chief Executive Officer


 CT INVESTMENT MANAGEMENT CO., LLC
 By:  Capital Trust, Inc., sole Member


 By:  /s/  John R. Klopp
     -------------------------------
       John R. Klopp
       Chief Executive Officer

                                 AMENDMENT NO. 1

                                     TO THE

                                VENTURE AGREEMENT
                                       and
                                     CONSENT

         This AMENDMENT NO. 1 TO THE VENTURE AGREEMENT and CONSENT ("Agreement and Consent") is entered into this 7th day of April 2000, amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company, CT-F2-LP, LLC, a Delaware limited liability company, CT Investment Management Co., LLC, a Delaware limited liability company, and Capital Trust, Inc., a Maryland corporation.

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Venture Agreement dated as of March 8, 2000 (the "Venture Agreement");

         WHEREAS, the parties hereto desire to amend the Venture Agreement to extend the time period within which each of Limited REMI I and CT-F1 have to exercise their right to terminate the Venture Agreement pursuant to Section 2.12(e) of the Venture Agreement; and

         WHEREAS, CT has requested that General REMI II consent to an extension of the 30-day period referenced in Section 2.3 of the Venture Agreement for the filing by CT with the SEC of its preliminary proxy and form of proxy relating to the approval by CT's stockholders of the Warrant Issuance, and General REMI II wishes to consent to such extension;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Certain Definitions. Capitalized terms used in this Agreement and Consent without definition shall have the meanings set forth in the Venture Agreement.

         Section 2. Amendment. The first sentence of Section 2.12(e) of the Venture Agreement is hereby amended to delete the words "if within 30 days of the date hereof" and replacing them with the words "if within 48 days of the date hereof (i.e., April 24, 2000)".

         Section 3. Consent. Pursuant to Section 2.3 of the Venture Agreement, CT hereby requests that General REMI II consent, and General REMI II hereby consents, to an extension for an additional fifteen (15) days of the period during which CT shall prepare and file with the SEC its preliminary proxy statement and form of proxy relating to the approval by CT's stockholders of the Warrant Issuance.

         Section 4. Miscellaneous.


          (a) Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of the Venture Agreement are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

          (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party and their respective successors and permitted assigns.

          (c)Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

          (d) Counterparts . This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

CAPITAL TRUST, INC.                          TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS I, LLC


By:/s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson
                                                   Vice President


CT-F1-GP,LLC
By: Capital Trust, Inc., sole Member         TRAVELERS GENERAL REAL ESTATE
                                             MEZZANINE INVESTMENTS II, LLC


By: /s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson


CT-F2-GP,LLC
By: Capital Trust, Inc., sole Member         TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS II, LLC


By: /s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson
                                                   Vice President


CT-F2-LP,LLC
By: Capital Trust, Inc.,sole Member


By: /s/ John R. Klopp
   ----------------------------
     John R. Klopp
     Chief Executive Officer


CT INVESTMENT MANAGEMENT CO.,
LLC
By: Capital Trust, Inc.,sole Member


By: /s/ John R. Klopp
   ----------------------------
     John R. Klopp
     Chief Executive Officer

                                 AMENDMENT NO. 2

                                     TO THE

                                VENTURE AGREEMENT
                                       and
                                     CONSENT

         This AMENDMENT NO. 2 TO THE VENTURE AGREEMENT and CONSENT ("Agreement and Consent") is entered into this 21st day of April 2000, amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company, CT-F2-LP, LLC, a Delaware limited liability company, CT Investment Management Co., LLC, a Delaware limited liability company, and Capital Trust, Inc., a Maryland corporation.

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Venture Agreement dated as of March 8, 2000 (the "Venture Agreement");

         WHEREAS, the parties hereto desire to amend the Venture Agreement to extend the time period within which each of Limited REMI I and CT-F1 have to exercise their right to terminate the Venture Agreement pursuant to Section 2.12(e) of the Venture Agreement; and

         WHEREAS, CT has requested that General REMI II consent to an extension of the 30-day period referenced in Section 2.3 of the Venture Agreement for the filing by CT with the SEC of its preliminary proxy and form of proxy relating to the approval by CT's stockholders of the Warrant Issuance, and General REMI II wishes to consent to such extension;

         NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Certain Definitions. Capitalized terms used in this Agreement and Consent without definition shall have the meanings set forth in the Venture Agreement.

     Section 2. Amendment.

     2.1. The first sentence of Section 2.12(e) of the Venture Agreement is hereby amended to delete the words "if within 48 days of the date hereof" and replacing them with the words "if within 64 days of the date hereof (i.e., May 10, 2000)".

     2.2. The fourth sentence of Section 2.3 of the Venture Agreement is hereby amended to delete the words "subject to extension for an additional fifteen (15) days" and replacing them with the words "subject to extension for an additional thirty-one (31) days".

     Section 3. Consent. Pursuant to Section 2.3 of the Venture Agreement, as amended, CT hereby requests that General REMI II consent, and General REMI II hereby consents, to an extension for an additional thirty-one (31) days (i.e., until May 10, 2000) of the period during which CT shall prepare and file with the SEC its preliminary proxy statement and form of proxy relating to the approval by CT's stockholders of the Warrant Issuance.

     Section 4. Miscellaneous.

                   (a) Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of the Venture Agreement are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

                   (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party and their respective successors and permitted assigns. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

                   (d) Counterparts . This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


CAPITAL TRUST, INC.                          TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS I, LLC


By:/s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson
                                                   Vice President


CT-F1-GP,LLC
By: Capital Trust, Inc., sole Member         TRAVELERS GENERAL REAL ESTATE
                                             MEZZANINE INVESTMENTS II, LLC


By: /s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson


CT-F2-GP,LLC
By: Capital Trust, Inc., sole Member         TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS II, LLC


By: /s/ John R. Klopp
   ----------------------------              By: /s/ Michael Watson
     John R. Klopp                               ------------------------------
     Chief Executive Officer                       Michael Watson
                                                   Vice President


CT-F2-LP,LLC
By: Capital Trust, Inc.,sole Member


By: /s/ John R. Klopp
   ----------------------------
     John R. Klopp
     Chief Executive Officer


CT INVESTMENT MANAGEMENT CO.,
LLC
By: Capital Trust, Inc.,sole Member


By: /s/ John R. Klopp
   ----------------------------
     John R. Klopp
     Chief Executive Officer

                                 AMENDMENT NO. 3
                                     TO THE
                                VENTURE AGREEMENT



          This AMENDMENT NO. 3 TO THE VENTURE AGREEMENT ("Agreement") is entered into this 10th day of May 2000, amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company, CT-F2-LP, LLC, a Delaware limited liability company, CT Investment Management Co., LLC, a Delaware limited liability company, and Capital Trust, Inc., a Maryland corporation.

                                   WITNESSETH:

          WHEREAS, the parties hereto are parties to that certain Venture Agreement dated as of March 8, 2000 (the "Venture Agreement");

          WHEREAS, the parties hereto desire to amend the Venture Agreement to extend the time period within which each of Limited REMI I and CT-F1 have to exercise their right to terminate the Venture Agreement pursuant to Section 2.12(e) of the Venture Agreement; and

          NOW,  THEREFORE,  the  parties  hereto  agree as  follows:

          Section 1. Certain Definitions. Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Venture Agreement.

     Section 2.        Amendment.

          2.1. The first sentence of Section 2.12(e) of the Venture Agreement is hereby amended to delete the words "if within 64 days of the date hereof" and replacing them with the words "if within 73 days of the date hereof (i.e., May 19, 2000) ".

     Section 3.        Miscellaneous.

          (a) Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of the Venture Agreement are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

          (b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party and their respective successors and permitted assigns.

          (c) Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New York without regard to its conflict of laws principles

          (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.


 CAPITAL TRUST, INC.                          TRAVELERS LIMITED REAL ESTATE
                                              MEZZANINE INVESTMENTS I, LLC

 By: /s/ John R. Klopp
     --------------------------------------
     John R. Klopp                            By: /s/ Michael Watson
     Chief Executive Officer                      ----------------------------
                                                       Michael Watson
                                                       Vice President

 CT-F1, LLC                                   TRAVELERS GENERAL REAL ESTATE
 By:  Capital Trust, Inc., sole Member        MEZZANINE INVESTMENTS II, LLC


 By: /s/ John R. Klopp                       By: /s/ Michael Watson
    ---------------------------------------     -----------------------------
            John R. Klopp                             Michael Watson
            Chief Executive Officer                   Vice President


 CT-F2-GP, LLC
 By: Capital Trust, Inc., sole Member        TRAVELERS LIMITED REAL ESTATE
                                             MEZZANINE INVESTMENTS II, LLC

 By: /s/ John R. Klopp                       By: /s/ Michael Watson
    ---------------------------------------     -----------------------------
             John R. Klopp                            Michael Watson
             Chief Executive Officer                  Vice President


 CT-F2-LP, LLC
 By: Capital Trust, Inc., sole Member

 By: /s/ John R. Klopp
     -------------------------------------
             John R. Klopp
             Chief Executive Officer


 CT INVESTMENT MANAGEMENT CO., LLC
 By:  Capital Trust, Inc., sole Member

 By: /s/ John R. Klopp
     -------------------------------------
             John R. Klopp
             Chief Executive Officer

                                                                         ANNEX B

MORGAN STANLEY DEAN WITTER


                                                     1585 BROADWAY
                                                     NEW YORK, NEW YORK 10036
                                                     (212) 761-4000

                                                           March 13, 2000


Board of Directors
Capital Trust, Inc.
605 Third Avenue, 26th Floor
New York, NY 10016



Members of the Board:



         We understand that Capital Trust, Inc. and its affiliates (collectively "CT" or the "Company") may participate in a proposed transaction to co-sponsor pooled investment vehicles that will originate and hold primarily commercial real estate mezzanine loans with affiliates of Citigroup Investments, Inc. (collectively "CIG"). We understand the terms of the transaction would provide, among other things, for (1) the execution of a Venture Agreement between CT and CIG, substantially in the form of the draft dated March 5, 2000 (the "Venture Agreement"), which provides for the co-sponsorship by CT and CIG of pooled investment vehicles (each, a "Pooled Vehicle"), (2) formation, pursuant to the Venture Agreement, of a $200 million joint venture in which CIG shall contribute $150 million and CT shall contribute $50 million and in which CIG and CT shall be the only members and the only investors ("Fund I"), (3) the planned formation of at least one other Pooled Vehicle (the aggregate capital commitments of which will total at least $496 million, of which no more than $116.7 million and $62.5 million will be required to come from CIG and CT respectively) co-sponsored by CT and CIG that will offer interests to third parties ("Fund II and Subsequent Funds") (Fund I and Fund II and Subsequent Funds are collectively referred to as the "Funds"), (4) issuance to CIG of warrants to purchase 4.25 million shares of class A common stock, par value $.01 per share, of CT (the "Common Stock") upon the closing of Fund I and warrants to purchase up to 5.25 million shares of Common Stock upon the closing of Fund II and Subsequent Funds (the "CIG Warrants") contingent upon capital commitments and stockholder approval, (5) designation by CIG of two persons for which management agrees to vote in favor of election to CT's Board of Directors, (6) future modification of certain terms of the Indenture Agreement and the Preferred Securities Agreements (each as defined below) and certain other agreements ancillary thereto, including the termination of the Co-Investment Agreement (as defined below), (such modifications pursuant to such agreements are collectively referred to as the "CTP Modification"), and (7) the obligation of CT to make an election to be treated as a real estate investment trust (a "REIT") under Section 857 et seq. of the Internal Revenue Code as soon as practicable including via a merger with an

MORGAN STANLEY DEAN WITTER


existing REIT ("REIT Conversion") (all of the foregoing transactions are collectively the "Transaction").

         You have asked for our opinion as to whether the consideration to be given by CT pursuant to the Transaction is fair from a financial point of view to CT.

         For purposes of the opinion set forth herein, we have:

         i. reviewed the draft dated January 28, 2000 of the Citigroup / Capital Trust Mezzanine Venture Summary of Terms document;

         ii.      reviewed  the  draft  Venture   Agreement  and  certain  other
                  documents;

         iii. reviewed the 8.25% Step Up Convertible Junior Subordinated Debentures Indenture Agreement between Capital Trust and Wilmington Trust Company dated July 28, 1998 ("Indenture Agreement");

         iv. reviewed the Preferred Securities Purchase Agreement among CT, CT Convertible Trust I and Vornado Realty L.P., EOP Operating Limited Partnership, and Mellon Bank N.A. as trustee for General Motors Hourly-Rate Employees Pension Trust, and Mellon Bank N.A. as trustee for General Motors Salaried Employees Pension Trust dated July 28, 1998, and reviewed the CT Convertible Trust I Declaration of Trust among Capital Trust and John R. Klopp, Sheli Z. Rosenberg, and Wilmington Trust Company ("Preferred Securities Agreements") each of which relate to the 8.25% Step Up Convertible Trust Preferred Securities of CT Convertible Trust I (the "CTP Securities");

         v. reviewed the Co-investment Agreement among Capital Trust, Vornado Realty L.P., EOP Operating Limited Partnership, and General Motors Investment Management Corporation dated July 28, 1998 (the "Co-Investment Agreement");

         vi. reviewed the form of the draft dated March 7, 2000 of the CTP Modification Term Sheet (the "CTP Modification Term Sheet");

         vii. reviewed certain publicly available financial statements and other information of the Company;

         viii. reviewed certain internal financial statements and other financial and operating data, prepared by CT, with respect to the Transaction;

         ix.      reviewed  and  analyzed  certain  financial   projections  and
                  models, prepared by CT, with respect to the Transaction;

          x. discussed the past and current operations and financial condition and the prospects of CT, including certain financial, operational and strategic benefits expected from the Transaction, with senior executives of CT;

         xi. reviewed the reported prices and trading activity for the Common Stock;

MORGAN STANLEY DEAN WITTER


         xii. compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly-traded companies and their securities;

         xiii. discussed the terms and conditions of the proposed Transaction with senior executives of CT;

         xiv. performed certain valuation analyses with respect to the CTP Securities and the CIG Warrants; and

         xv. performed such other analyses and considered such other factors as we have deemed appropriate.

         We have assumed and relied upon without independent verification the accuracy and completeness of the information supplied or otherwise made available to us by CT for the purposes of this opinion. With respect to the financial estimates and projections prepared by CT, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management personnel of CT with respect to the expected future financial performance of the Funds and CT respectively. We have further assumed that CT is eligible to make, and will successfully complete, the REIT Conversion. We have not made or been furnished with any independent appraisal of the assets or liabilities of the Funds or of CT. Our opinions are necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

         We have acted as financial advisor to the Board of Directors of CT in connection with this transaction and will receive a fee for our services, including a transaction fee, which is contingent upon the formation of at least one Pooled Vehicle. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for CT (including acting as lender to CT), Citigroup and certain of their respective affiliates and have received fees for the rendering of these services.

         In arriving at our opinion, we were not asked to consider alternatives other than the Transaction, nor did we solicit interest from any other party with respect to the Transaction or other alternatives.

         It is understood that this letter is for the information of the Board of Directors of CT only and may not be used for any other purpose without our prior written consent (such consent not to be unreasonably withheld), except that the Opinion may be disclosed to CT's legal advisers and legal advisers to CT's Board of Directors, and a copy of our Opinion may also be included, in its entirety, in any filing made by CT with the Securities and Exchange Commission with respect to the Transaction. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of CT should vote at any shareholders' meeting held in connection with the Transaction.

MORGAN STANLEY DEAN WITTER

         Based on the foregoing, we are of the opinion on the date hereof that the consideration to be given by CT in connection with the Transaction is fair from a financial point of view to CT.


                                     Very truly yours,

                                     MORGAN STANLEY & CO. INCORPORATED



                                     By: /s/ J.E. Hoke Slaughter
                                        ----------------------------------------
                                         J.E Hoke Slaughter
                                         Managing Director

                               CAPITAL TRUST, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CAPITAL TRUST, INC. FOR
        THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2000.


         The undersigned stockholder of Capital Trust, Inc., a Maryland corporation (the "Company"), hereby appoints John R. Klopp and Edward L. Shugrue III, or either of them, with full power of substitution in each of them, to attend the special meeting of stockholders of the Company to be held at the Penn Club of New York, 30 West 44th Street, New York, New York 10036, on Wednesday, June 21, 2000 at 10:00 a.m., local time, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                (Continued and to be signed on the reverse side)

Please mark your votes as in this example: x .

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTES "FOR" THE FOLLOWING.

1. On the proposal to approve and ratify the warrant transaction pursuant to which additional warrants may be issued for ultimate ownership by one or more affiliates of Citigroup Investments Inc.

         (check one box)  / / For       / / Against    / / Abstain

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

  /  /  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

You may revoke or change your proxy at any time prior to its use at the special meeting by giving us written notice to revoke it, by signing, dating and returning to us a new proxy or by attending the special meeting and voting in person. Your attendance at the special meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, 6201 Fifteenth Avenue, Brooklyn, New York 11219, Attention: Paula Caroppoli, or hand-delivered to Capital Trust, Inc. c/o American Stock Transfer & Trust Company, so as to be delivered at or before the taking of the vote at the special meeting.

                                             Date:  ____________________, 2000



                                             -----------------------------------
                                             Signature (title, if any)



                                             -----------------------------------
                                             Signature, if held jointly


Please sign exactly as name appears
on the records of the Company and
date. If the shares are held jointly,
each holder should sign. When
signing as an attorney, executor,
administrator, trustee, guardian,
officer of a corporation or other
entity or in another representative
capacity, please give the full title
under signature(s).




PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS DESCRIBED HEREIN.